UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

AB HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2021

Date of reporting period: April 30, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

APR    04.30.21

SEMI-ANNUAL REPORT

AB HIGH INCOME FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH INCOME FUND | 1

SEMI-ANNUAL REPORT

June 7, 2021

This report provides management’s discussion of fund performance for the AB High Income Fund for the semi-annual reporting period ended April 30, 2021.

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

NAV RETURNS AS OF APRIL 30, 2021 (unaudited)

	6 Months	12 Months

AB HIGH INCOME FUND

Class A Shares	9.81%	24.93%

Class C Shares	9.28%	23.84%

Advisor Class Shares[1]	9.93%	25.22%

Class R Shares[1]	9.58%	24.34%

Class K Shares[1]	9.74%	24.72%

Class I Shares[1]	10.07%	25.31%

Class Z Shares[1]	9.96%	25.22%

Primary Benchmark: Bloomberg Barclays Global High Yield Index (USD hedged)	7.95%	20.00%

Blended Benchmark: 33% JPM EMBI Global / 33% JPM GBI-EM / 33% Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	5.47%	15.48%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Barclays Global High Yield Index (USD hedged), and its blended benchmark, which is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended April 30, 2021.

During the six-month period, all share classes outperformed the primary benchmark, before sales charges. Security selection was the main

2 | AB HIGH INCOME FUND	abfunds.com

contributor, relative to the benchmark, as gains within energy, capital goods, services, automotive and sovereign bonds more than offset losses from finance—other and airlines. Industry allocation also contributed, mainly from exposure to high-yield credit default swaps, commercial mortgage-backed securities (“CMBS”) and crossover derivatives in the eurozone, while exposure to US Treasuries, energy and credit risk-transfer securities detracted. Country allocation detracted due to off-benchmark positions in Colombia, Mexico, Russia and Brazil that were partially offset by a gain in Canada. Yield-curve positioning was a minor detractor, while currency decisions did not have a meaningful impact on returns.

During the 12-month period, all share classes outperformed the primary benchmark, before sales charges. Security selection contributed most, as selection within sovereign bonds, energy, capital goods, services and consumer noncyclical more than offset losses in finance—other and transportation services. Industry allocation also contributed, from exposure to high-yield credit default swaps, CMBS and credit risk-transfer securities, while exposure to US Treasuries and energy detracted. Country allocation detracted, from off-benchmark exposure to Russia, Colombia, Brazil and Mexico that was offset by a gain in the eurozone. Yield-curve positioning and currency decisions did not have a meaningful impact on returns.

During both periods, the Fund utilized derivatives in the form of futures, interest rate swaps and interest rate swaptions to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single-name and index, were used to take active exposure and to hedge investment-grade and high-yield credit risk. Total return swaps were used to create synthetic high-yield exposure in the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were mixed over the six-month period ended April 30, 2021, with elevated volatility and dispersion between regions and credit sectors. After the positive impact of massive fiscal stimulus enacted by governments and central bank monetary policies, longer-term treasury yields continued to steadily rise during the period, based on expectations of an economic growth recovery. Developed-market government bond returns fell sharply in all major developed markets except Japan, where treasury returns were slightly positive. Historically low interest rates also set the stage for a sharp rebound in risk assets, which began to significantly rise in November, when positive vaccine news extended the credit rally. Emerging-market high-yield hard-currency sovereign bonds, along with emerging- and developed-market high-yield corporate bonds, led significant gains against developed-market treasuries with strong positive returns, as investors searched for higher yields in a period of historically low interest rates. Emerging-market local-currency

abfunds.com	AB HIGH INCOME FUND | 3

bonds and investment-grade corporate bonds in Europe and emerging markets also had positive results. Investment-grade emerging-market sovereign bonds and US corporate bonds had negative returns, yet outperformed developed-market treasuries. Securitized assets outperformed US Treasuries, with slightly negative results. The US dollar fell against all major developed-market currencies except the yen and also fell against most emerging-market currencies during the period. Brent crude oil prices significantly rebounded on the improved global economic outlook and OPEC+ production cuts, and copper advanced near an all-time high partly due to increased demand for infrastructure and green-energy initiatives.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-income strategy with a global, multi-sector approach. The Team pursues an attractive risk/return profile by managing currency exposure, and invests in treasury inflation-protected securities, while also seeking to enhance returns with other selective investments in global fixed income and high yield.

INVESTMENT POLICIES

The Fund pursues income opportunities from government, corporate, emerging-market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed- and emerging-market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US dollar-denominated or non-US dollar-denominated fixed-income securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments—i.e., rated C by Moody’s Investors Service or CCC+ or lower by S&P Global Ratings and Fitch Ratings—and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed

(continued on next page)

4 | AB HIGH INCOME FUND	abfunds.com

securities; loan participations and assignments; inflation-indexed securities; structured securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

abfunds.com	AB HIGH INCOME FUND | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local-currency government bonds issued by emerging markets. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Bloomberg Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its

6 | AB HIGH INCOME FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Loan Participations and Assignments Risk: When the Fund purchases loan participations and assignments, it is subject to the credit risk

abfunds.com	AB HIGH INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed

8 | AB HIGH INCOME FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB HIGH INCOME FUND | 9

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			4.64%

1 Year	24.93%	19.66%

5 Years	5.48%	4.57%

10 Years	5.44%	4.98%

CLASS C SHARES			4.04%

1 Year	23.84%	22.84%

5 Years	4.60%	4.60%

10 Years[2]	4.59%	4.59%

ADVISOR CLASS SHARES[3]			5.09%

1 Year	25.22%	25.22%

5 Years	5.74%	5.74%

10 Years	5.72%	5.72%

CLASS R SHARES[3]			4.43%

1 Year	24.34%	24.34%

5 Years	5.04%	5.04%

10 Years	5.05%	5.05%

CLASS K SHARES[3]			4.74%

1 Year	24.72%	24.72%

5 Years	5.39%	5.39%

10 Years	5.40%	5.40%

CLASS I SHARES[3]			5.05%

1 Year	25.31%	25.31%

5 Years	5.78%	5.78%

10 Years	5.77%	5.77%

CLASS Z SHARES[3]			5.16%

1 Year	25.22%	25.22%

5 Years	5.80%	5.80%

Since Inception[4]	5.02%	5.02%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.86%, 1.62%, 0.61%, 1.28%, 0.93%, 0.58% and 0.54% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2021.

2	Assumes conversion of Class C shares into Class A shares after 10 years.

(footnotes continued on next page)

10 | AB HIGH INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 10/15/2013.

abfunds.com	AB HIGH INCOME FUND | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	21.38%

5 Years	4.87%

10 Years	4.97%

CLASS C SHARES

1 Year	24.74%

5 Years	4.90%

10 Years[1]	4.59%

ADVISOR CLASS SHARES[2]

1 Year	27.16%

5 Years	6.04%

10 Years	5.71%

CLASS R SHARES[2]

1 Year	26.27%

5 Years	5.34%

10 Years	5.05%

CLASS K SHARES[2]

1 Year	26.46%

5 Years	5.70%

10 Years	5.39%

CLASS I SHARES[2]

1 Year	26.90%

5 Years	6.06%

10 Years	5.75%

CLASS Z SHARES[2]

1 Year	26.96%

5 Years	6.10%

Since Inception[3]	4.83%

1	Assumes conversion of Class C shares into Class A shares after 10 years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

12 | AB HIGH INCOME FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 11/1/2020	Ending Account Value 4/30/2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,098.10	$4.42	0.85%
Hypothetical**	$1,000	$1,020.58	$4.26	0.85%
Class C
Actual	$1,000	$1,092.80	$8.25	1.59%
Hypothetical**	$1,000	$1,016.91	$7.95	1.59%
Advisor Class
Actual	$1,000	$1,099.30	$3.12	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%
Class R
Actual	$1,000	$1,095.80	$6.60	1.27%
Hypothetical**	$1,000	$1,018.50	$6.36	1.27%

abfunds.com	AB HIGH INCOME FUND | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value 11/1/2020	Ending Account Value 4/30/2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class K
Actual	$1,000	$1,097.40	$4.99	0.96%
Hypothetical**	$1,000	$1,020.03	$4.81	0.96%
Class I
Actual	$1,000	$1,100.70	$3.07	0.59%
Hypothetical**	$1,000	$1,021.87	$2.96	0.59%
Class Z
Actual	$1,000	$1,099.60	$2.76	0.53%
Hypothetical**	$1,000	$1,022.17	$2.66	0.53%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO SUMMARY

April 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4,773.2

1

All data are as of April 30, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.4% or less in the following security types: Governments–Sovereign Bonds, Inflation-Linked Securities, Local Governments–US Municipal Bonds, Preferred Stocks, Rights and Warrants.

abfunds.com	AB HIGH INCOME FUND | 15

PORTFOLIO SUMMARY (continued)

April 30, 2021 (unaudited)

1

All data are as of April 30, 2021. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following: Angola, Australia, Bermuda, Chile, China, Costa Rica, Denmark, Dominican Republic, Ecuador, El Salvador, Finland, Gabon, Germany, Ghana, Honduras, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Ivory Coast, Jamaica, Jersey (Channel Islands), Kenya, Kuwait, Lebanon, Macau, Mauritius, Morocco, Netherlands, Nigeria, Norway, Oman, Pakistan, Panama, Peru, Russia, Senegal, Spain, Sri Lanka, Sweden, Switzerland, Trinidad & Tobago, Turkey, Ukraine, United Arab Emirates, Venezuela and Zambia.

16 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2021 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 48.7%
Industrial – 42.2%
Basic – 2.9%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(a)	U.S.$	759	$798,257
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV 4.75%, 06/15/2027(a)		1,485	1,551,825
Big River Steel LLC/BRS Finance Corp. 6.625%, 01/31/2029(a)		3,286	3,560,949
CF Industries, Inc. 4.95%, 06/01/2043		7,664	8,926,302
5.375%, 03/15/2044		2,873	3,515,519
Cleveland-Cliffs, Inc. 6.75%, 03/15/2026(a)		532	578,317
9.875%, 10/17/2025(a)		7,854	9,220,571
Commercial Metals Co. 4.875%, 05/15/2023		3,249	3,406,073
Element Solutions, Inc. 3.875%, 09/01/2028(a)		2,415	2,409,373
ERP Iron Ore, LLC 9.039%, 12/31/2019(b)(c)(d)(e)(f)		1,355	1,153,032
FMG Resources (August 2006) Pty Ltd. 4.375%, 04/01/2031(a)		12,055	12,493,693
4.50%, 09/15/2027(a)		1,475	1,595,075
Freeport-McMoRan, Inc. 5.40%, 11/14/2034		33	39,683
5.45%, 03/15/2043		5,095	6,221,664
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023(a)		6,956	7,096,725
Hecla Mining Co. 7.25%, 02/15/2028		6,570	7,187,483
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(a)		5,122	5,736,376
INEOS Quattro Finance 1 PLC 3.75%, 07/15/2026(a)	EUR	108	132,345
INEOS Quattro Finance 2 PLC 3.375%, 01/15/2026(a)	U.S.$	440	440,158
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(a)(f)		3,201	3,287,140
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(a)		7,418	7,679,076

abfunds.com	AB HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Joseph T Ryerson & Son, Inc. 8.50%, 08/01/2028(a)	U.S.$	3,281	$3,630,978
Kaiser Aluminum Corp. 6.50%, 05/01/2025(a)		1,282	1,363,487
Kleopatra Finco Sarl 4.25%, 03/01/2026(a)	EUR	5,384	6,370,546
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 05/15/2026(a)		5,940	7,338,722
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(b)(c)(d)(e)(g)	U.S.$	16,121	– 0	–
Mercer International, Inc. 5.125%, 02/01/2029(a)		5,306	5,507,451
Nouryon Holding BV 6.50%, 10/01/2026(a)	EUR	3,994	5,041,876
Novelis Corp. 5.875%, 09/30/2026(a)	U.S.$	196	204,482
Olin Corp. 5.625%, 08/01/2029		1,124	1,217,123
Peabody Energy Corp. 8.50% (6.00% Cash and 2.50% PIK), 12/31/2024(a)(f)		444	210,900
PIC AU Holdings LLC/PIC AU Holdings Corp. 10.00%, 12/31/2024(a)		500	457,500
SpA Holdings 3 Oy 4.875%, 02/04/2028(a)		4,788	4,827,241
SPCM SA 4.875%, 09/15/2025(a)		3,290	3,372,526
United States Steel Corp. 6.25%, 03/15/2026(h)		2,238	2,286,879
Valvoline, Inc. 4.25%, 02/15/2030(a)		10,847	11,130,599
WR Grace & Co.-Conn 4.875%, 06/15/2027(a)		472	492,024

			140,481,970

Capital Goods – 2.6%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(f)	EUR	5,094	6,264,507
6.50% (6.50% Cash or 7.25% PIK), 06/30/2027(a)(f)	U.S.$	3,142	3,291,465
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(a)		6,594	6,495,090
4.00%, 09/01/2029(a)		5,355	5,342,523

18 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)	U.S.$	2,072	$2,131,361
5.25%, 04/30/2025(a)		2,000	2,100,000
6.00%, 02/15/2025(a)		333	342,121
Bombardier, Inc. 6.125%, 01/15/2023(a)		1,553	1,627,172
7.50%, 12/01/2024-03/15/2025(a)		11,779	11,791,755
7.875%, 04/15/2027(a)		2,481	2,475,483
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(a)		3,893	3,882,623
Colfax Corp. 6.375%, 02/15/2026(a)		876	933,570
EnerSys 4.375%, 12/15/2027(a)		5,050	5,284,916
F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 08/15/2026(a)		5,660	5,749,106
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		6,532	6,838,743
GFL Environmental, Inc. 4.25%, 06/01/2025(a)		333	344,570
5.125%, 12/15/2026(a)		4,000	4,200,568
8.50%, 05/01/2027(a)		2,685	2,950,658
Granite US Holdings Corp. 11.00%, 10/01/2027(a)		2,757	3,094,239
Griffon Corp. 5.75%, 03/01/2028		3,681	3,928,391
JELD-WEN, Inc. 4.625%, 12/15/2025(a)		1,036	1,056,915
Liberty Tire Recycling LLC 9.50%, 01/15/2023(b)(d)(g)		1,107	1,107,044
Moog, Inc. 4.25%, 12/15/2027(a)		347	356,791
RBS Global, Inc./Rexnord LLC 4.875%, 12/15/2025(a)		333	340,720
Renk AG/Frankfurt am Maiin 5.75%, 07/15/2025(a)	EUR	2,253	2,834,394
Signature Aviation US Holdings, Inc. 4.00%, 03/01/2028(a)	U.S.$	333	336,455
5.375%, 05/01/2026(a)		510	523,169
Summit Materials LLC/Summit Materials Finance Corp. 5.25%, 01/15/2029(a)		50	52,734
Tervita Corp. 11.00%, 12/01/2025(a)		8,736	9,892,060

abfunds.com	AB HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

TransDigm, Inc. 4.625%, 01/15/2029(a)	U.S.$	3,591	$3,543,331
4.875%, 05/01/2029(a)		6,167	6,075,646
8.00%, 12/15/2025(a)		3,335	3,623,052
Triumph Group, Inc. 6.25%, 09/15/2024(a)		1,966	1,987,497
7.75%, 08/15/2025		2,289	2,273,110
8.875%, 06/01/2024(a)		4,005	4,454,532
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	132	162,743
Vertical Holdco GmbH 7.625%, 07/15/2028(a)	U.S.$	2,285	2,487,655
Vertical US Newco, Inc. 5.25%, 07/15/2027(a)		1,028	1,078,975
Wesco Distribution, Inc. 7.125%, 06/15/2025(a)		7	7,578
7.25%, 06/15/2028(a)		2,462	2,731,579

			123,994,841

Communications - Media – 4.5%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(a)		7,124	7,537,155
Altice Financing SA 7.50%, 05/15/2026(a)		17,748	18,439,163
AMC Networks, Inc. 4.25%, 02/15/2029		8,644	8,519,915
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		2,341	2,409,630
Banijay Entertainment SASU 3.50%, 03/01/2025(a)	EUR	815	989,080
5.375%, 03/01/2025(a)	U.S.$	8,793	9,062,945
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030-06/01/2033(a)		23,916	24,367,275
5.75%, 02/15/2026(a)		95	98,182
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(a)		4,940	5,015,570
CSC Holdings LLC 4.50%, 11/15/2031(a)		6,832	6,833,878
5.00%, 11/15/2031(a)		4,734	4,739,408
5.375%, 02/01/2028(a)		6,139	6,463,139
7.50%, 04/01/2028(a)		2,326	2,562,134
DISH DBS Corp. 5.00%, 03/15/2023		1,148	1,200,623
5.875%, 11/15/2024		1,199	1,297,808
7.375%, 07/01/2028		6,580	7,104,640
7.75%, 07/01/2026		335	386,184
DISH Network Corp. 3.375%, 08/15/2026(i)		4,275	4,500,455

20 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

iHeartCommunications, Inc. 6.375%, 05/01/2026	U.S.$	758	$807,068
8.375%, 05/01/2027		3,375	3,618,219
Lamar Media Corp. 4.875%, 01/15/2029		1,559	1,645,149
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(a)		14,893	16,004,565
Liberty Interactive LLC 3.75%, 02/15/2030(i)		2,213	1,691,949
Meredith Corp. 6.875%, 02/01/2026		11,299	11,606,755
National CineMedia LLC 5.875%, 04/15/2028(a)		3,387	3,249,822
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(a)		1,403	1,394,120
Scripps Escrow II, Inc. 5.375%, 01/15/2031(a)		2,485	2,520,530
Scripps Escrow, Inc. 5.875%, 07/15/2027(a)		2,949	3,100,783
Sinclair Television Group, Inc.
4.125%, 12/01/2030(a)		6,473	6,309,011
5.50%, 03/01/2030(a)		4,371	4,350,612
Sirius XM Radio, Inc. 5.50%, 07/01/2029(a)		110	118,925
Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	7,605	9,497,090
TEGNA, Inc. 5.00%, 09/15/2029	U.S.$	4,970	5,164,254
5.50%, 09/15/2024(a)		301	307,035
Univision Communications, Inc. 5.125%, 02/15/2025(a)		1,398	1,421,166
6.625%, 06/01/2027(a)		3,134	3,397,119
9.50%, 05/01/2025(a)		836	929,734
UPC Holding BV 5.50%, 01/15/2028(a)		6,547	6,797,930
Urban One, Inc. 7.375%, 02/01/2028(a)		12,257	12,649,211
Virgin Media Secured Finance PLC 4.50%, 08/15/2030(a)		3,734	3,761,177
5.50%, 05/15/2029(a)		333	355,649
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)		985	1,009,060
Ziggo BV 5.50%, 01/15/2027(a)		1,225	1,273,394

			214,507,511

abfunds.com	AB HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 2.4%
Altice France SA/France 5.125%, 07/15/2029(a)	U.S.$	17,779	$17,852,431
7.375%, 05/01/2026(a)		771	800,857
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		6,020	6,276,753
Consolidated Communications, Inc. 5.00%, 10/01/2028(a)		2,987	3,033,179
6.50%, 10/01/2028(a)		10,220	11,010,112
DKT Finance ApS 7.00%, 06/17/2023(a)	EUR	3,874	4,756,596
9.375%, 06/17/2023(a)	U.S.$	3,093	3,183,418
Embarq Corp. 7.995%, 06/01/2036		12,265	14,282,811
Frontier Communications Corp. 5.875%, 10/15/2027(a)		240	255,072
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(c)(j)		7,915	4,854,421
9.75%, 07/15/2025(a)(c)(j)		1,446	898,509
Intrado Corp. 8.50%, 10/15/2025(a)		2,520	2,562,515
Level 3 Financing, Inc. 4.25%, 07/01/2028(a)		2,458	2,475,426
Lumen Technologies, Inc. Series Y 7.50%, 04/01/2024		262	293,041
Sprint Capital Corp. 8.75%, 03/15/2032		844	1,250,780
Sprint Corp. 7.625%, 03/01/2026		137	168,013
T-Mobile USA, Inc. 3.375%, 04/15/2029		7,924	8,063,266
3.50%, 04/15/2031		7,818	7,926,446
6.00%, 03/01/2023		547	551,464
Telecom Italia Capital SA 7.20%, 07/18/2036		5,713	7,108,688
7.721%, 06/04/2038		6,995	9,169,081
Zayo Group Holdings, Inc. 6.125%, 03/01/2028(a)		5,870	6,058,787

			112,831,666

Consumer Cyclical - Automotive – 2.7%
Adient US LLC 9.00%, 04/15/2025(a)		3,859	4,276,557

22 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Allison Transmission, Inc. 5.875%, 06/01/2029(a)	U.S.$	913	$987,178
American Axle & Manufacturing, Inc. 6.875%, 07/01/2028		7,589	8,108,893
Aston Martin Capital Holdings Ltd. 10.50%, 11/30/2025(a)		6,401	6,952,740
15.00% (8.89% Cash and 6.11% PIK), 11/30/2026(a)(f)		8,197	8,950,671
Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/2026(a)		4,201	4,458,754
Dana, Inc. 4.25%, 09/01/2030		3,854	3,905,274
5.375%, 11/15/2027		651	692,863
5.625%, 06/15/2028		983	1,059,856
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		5,841	6,182,959
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(b)(c)(d)(g)		18,493	– 0	–
(First Lien) 11.00%, 10/31/2024(b)(c)(d)(g)		7,590	– 0	–
Ford Motor Co. 8.50%, 04/21/2023		8,431	9,442,917
9.00%, 04/22/2025		2,901	3,543,844
Ford Motor Credit Co. LLC 5.125%, 06/16/2025		955	1,043,418
IHO Verwaltungs GmbH 3.875% (3.875% Cash or 4.625% PIK), 05/15/2027(a)(f)	EUR	1,742	2,170,749
Jaguar Land Rover Automotive PLC 5.875%, 11/15/2024(a)		667	870,193
5.875%, 01/15/2028(a)	U.S.$	6,393	6,481,198
7.75%, 10/15/2025(a)		6,597	7,154,565
Meritor, Inc. 4.50%, 12/15/2028(a)		7,032	7,125,063
6.25%, 02/15/2024		1,311	1,331,649
6.25%, 06/01/2025(a)		2,099	2,248,707
PM General Purchaser LLC 9.50%, 10/01/2028(a)		6,013	6,616,062
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(a)		2,939	3,044,690
Tenneco, Inc. 5.00%, 07/15/2026		4,571	4,426,355
7.875%, 01/15/2029(a)		5,477	6,168,970
Titan International, Inc. 6.50%, 11/30/2023		5,307	5,482,583
7.00%, 04/30/2028(a)		7,168	7,387,133

abfunds.com	AB HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ZF North America Capital, Inc. 4.75%, 04/29/2025(a)	U.S.$	6,955	$7,502,341

			127,616,182

Consumer Cyclical - Entertainment – 2.8%
Boyne USA, Inc. 4.75%, 05/15/2029(a)		2,502	2,571,380
Carnival Corp. 5.75%, 03/01/2027(a)		4,504	4,748,927
7.625%, 03/01/2026(a)	EUR	3,260	4,337,318
9.875%, 08/01/2027(a)	U.S.$	3,689	4,353,020
11.50%, 04/01/2023(a)		6,993	8,031,612
Carnival PLC 1.00%, 10/28/2029	EUR	737	728,783
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)	U.S.$	12,465	13,085,071
Mattel, Inc. 3.75%, 04/01/2029(a)		10,492	10,735,184
6.75%, 12/31/2025(a)		118	124,075
NCL Corp., Ltd. 5.875%, 03/15/2026(a)		9,883	10,352,520
Royal Caribbean Cruises Ltd. 5.50%, 04/01/2028(a)		20,172	21,154,376
10.875%, 06/01/2023(a)		7,068	8,084,025
11.50%, 06/01/2025(a)		12,746	14,741,514
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(a)		4,914	5,343,855
9.50%, 08/01/2025(a)		4,530	4,917,653
Silversea Cruise Finance Ltd. 7.25%, 02/01/2025(a)		5,400	5,586,916
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(a)		1,901	2,050,302
Vail Resorts, Inc. 6.25%, 05/15/2025(a)		1,447	1,537,980
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		6,065	5,944,174
7.00%, 02/15/2029(a)		1,932	2,000,332
13.00%, 05/15/2025(a)		2,788	3,259,700
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		1,018	1,038,376

			134,727,093

Consumer Cyclical - Other – 3.4%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		4,216	4,449,989

24 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bally’s Corp. 6.75%, 06/01/2027(a)	U.S.$	3,908	$4,161,243
Beazer Homes USA, Inc. 6.75%, 03/15/2025		6,147	6,360,277
Boyd Gaming Corp. 4.75%, 12/01/2027		105	107,625
8.625%, 06/01/2025(a)		235	260,227
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 4.875%, 02/15/2030(a)		5,889	5,890,269
6.25%, 09/15/2027(a)		7,295	7,726,567
Caesars Entertainment, Inc. 6.25%, 07/01/2025(a)		2,507	2,666,061
Caesars Holdings, Inc. 5.00%, 10/01/2024(i)		333	837,122
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		3,528	3,634,834
CP Atlas Buyer, Inc. 7.00%, 12/01/2028(a)		2,515	2,609,997
Empire Communities Corp. 7.00%, 12/15/2025(a)		1,563	1,671,289
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		6,001	6,346,058
Forestar Group, Inc. 3.85%, 05/15/2026(a)		2,881	2,917,498
8.00%, 04/15/2024(a)		3,410	3,548,393
Forterra Finance LLC/FRTA Finance Corp. 6.50%, 07/15/2025(a)		1,671	1,804,284
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		6,626	6,539,258
5.375%, 05/01/2025(a)		1,173	1,234,110
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		1,588	1,671,370
International Game Technology PLC 4.125%, 04/15/2026(a)		4,513	4,649,136
5.25%, 01/15/2029(a)		3,712	3,932,857
K. Hovnanian Enterprises, Inc. 10.00%, 07/15/2022(a)		2,531	2,554,956
KB Home 7.00%, 12/15/2021		6,936	7,092,060
7.50%, 09/15/2022		2,741	2,973,174
Marriott Ownership Resorts, Inc. 6.125%, 09/15/2025(a)		6,752	7,166,649
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 09/15/2026		6,380	6,662,754

abfunds.com	AB HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mattamy Group Corp. 4.625%, 03/01/2030(a)	U.S.$	4,691	$4,763,783
5.25%, 12/15/2027(a)		1,928	2,030,367
Scientific Games International, Inc. 5.00%, 10/15/2025(a)		2,999	3,097,114
7.00%, 05/15/2028(a)		392	422,658
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028-04/01/2029(a)		7,822	7,954,546
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 07/15/2026(a)		3,388	3,536,227
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		8,781	8,583,092
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(a)		2,782	3,138,971
5.875%, 06/15/2027(a)		3,493	3,963,829
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.875%, 04/15/2023(a)		1,950	2,086,500
Travel + Leisure Co. 4.625%, 03/01/2030(a)		4,506	4,679,442
6.625%, 07/31/2026(a)		3,533	4,048,564
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 4.25%, 05/30/2023(a)		333	341,636
5.50%, 03/01/2025(a)		2,020	2,151,781
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		3,075	3,180,538
7.75%, 04/15/2025(a)		6,444	6,956,371

			160,403,476

Consumer Cyclical - Restaurants – 0.5%
1011778 BC ULC/New Red Finance, Inc. 4.00%, 10/15/2030(a)		8,721	8,509,101
4.375%, 01/15/2028(a)		83	84,125
5.75%, 04/15/2025(a)		2,614	2,774,512
IRB Holding Corp. 6.75%, 02/15/2026(a)		3,291	3,407,948
7.00%, 06/15/2025(a)		422	454,683
Yum! Brands, Inc. 4.625%, 01/31/2032		9,784	10,224,885

			25,455,254

26 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 2.3%
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(a)(f)	U.S.$	2,653	$2,733,272
Burlington Coat Factory Warehouse Corp. 6.25%, 04/15/2025(a)		640	681,217
Dufry One BV 2.50%, 10/15/2024(a)	EUR	5,467	6,493,781
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)	U.S.$	1,246	1,235,885
L Brands, Inc. 5.25%, 02/01/2028		531	581,970
6.625%, 10/01/2030(a)		3,212	3,700,585
6.75%, 07/01/2036		1,479	1,784,448
6.875%, 11/01/2035		7,429	9,008,364
7.50%, 06/15/2029		492	570,463
LBM Acquisition LLC 6.25%, 01/15/2029(a)		1,147	1,175,563
Levi Strauss & Co. 3.50%, 03/01/2031(a)		2,163	2,153,907
Magic Mergeco, Inc. 5.25%, 05/01/2028(a)		7,693	7,795,111
7.875%, 05/01/2029(a)		6,100	6,282,255
Murphy Oil USA, Inc. 5.625%, 05/01/2027		503	529,518
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(a)		2,139	2,187,678
PetSmart, Inc./PetSmart Finance Corp. 4.75%, 02/15/2028(a)		2,956	3,046,611
7.75%, 02/15/2029(a)		4,766	5,169,291
Rite Aid Corp. 7.50%, 07/01/2025(a)		6,326	6,553,560
Sonic Automotive, Inc. 6.125%, 03/15/2027		5,939	6,216,239
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		10,712	11,286,830
Staples, Inc. 7.50%, 04/15/2026(a)		2,855	2,956,876
10.75%, 04/15/2027(a)		6,383	6,603,909
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		4,220	4,650,843
White Cap Buyer LLC 6.875%, 10/15/2028(a)		8,674	9,207,359
White Cap Parent LLC 8.25%, 03/15/2026(a)(f)		1,679	1,740,097

abfunds.com	AB HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

William Carter Co. (The) 5.50%, 05/15/2025(a)	U.S.$	4,156	$4,396,889

			108,742,521

Consumer Non-Cyclical – 4.8%
Acadia Healthcare Co., Inc. 5.50%, 07/01/2028(a)		5,204	5,508,707
AdaptHealth LLC 4.625%, 08/01/2029(a)		7,234	7,201,288
6.125%, 08/01/2028(a)		1,532	1,613,773
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/2027(a)		3,290	3,420,547
4.875%, 02/15/2030(a)		2,263	2,356,914
7.50%, 03/15/2026(a)		333	367,080
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		3,828	4,262,003
Bausch Health Cos., Inc. 6.125%, 04/15/2025(a)		2,422	2,475,757
6.25%, 02/15/2029(a)		900	951,990
7.25%, 05/30/2029(a)		711	787,947
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(a)		419	447,664
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		4,048	4,119,037
4.00%, 03/15/2031(a)		4,027	4,142,456
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)		1,291	1,280,665
5.625%, 03/15/2027(a)		2,114	2,239,769
6.00%, 01/15/2029(a)		1,694	1,783,755
6.875%, 04/01/2028-04/15/2029(a)		14,378	14,748,095
Cidron Aida Finco Sarl 5.00%, 04/01/2028(a)	EUR	949	1,163,572
DaVita, Inc. 3.75%, 02/15/2031(a)	U.S.$	3,645	3,463,899
4.625%, 06/01/2030(a)		10,593	10,725,485
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		7,410	6,941,277
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 06/30/2028(a)		4,779	3,652,920
9.50%, 07/31/2027(a)		4,292	4,549,520
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 6.125%, 04/01/2029(a)		1,302	1,287,807
Global Medical Response, Inc. 6.50%, 10/01/2025(a)		2,750	2,816,932

28 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

IQVIA, Inc. 2.25%, 03/15/2029(a)	EUR	3,948	$4,764,894
5.00%, 10/15/2026(a)	U.S.$	333	344,540
Jazz Securities DAC 4.375%, 01/15/2029(a)		5,382	5,496,384
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(a)		10,638	10,318,958
Legacy LifePoint Health LLC 6.75%, 04/15/2025(a)		333	355,170
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(a)(c)(j)		2,552	1,692,948
ModivCare, Inc. 5.875%, 11/15/2025(a)		999	1,061,673
Newell Brands, Inc. 4.70%, 04/01/2026		3,038	3,384,107
4.875%, 06/01/2025		748	828,595
Organon Finance 1 LLC 5.125%, 04/30/2031(a)		11,223	11,644,059
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(a)		5,068	5,331,603
Post Holdings, Inc. 4.50%, 09/15/2031(a)		7,969	7,912,839
4.625%, 04/15/2030(a)		6,624	6,686,403
5.50%, 12/15/2029(a)		4,151	4,468,427
5.75%, 03/01/2027(a)		333	348,949
Primo Water Holdings, Inc. 4.375%, 04/30/2029(a)		7,622	7,600,385
Radiology Partners, Inc. 9.25%, 02/01/2028(a)		4,950	5,427,439
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		11,464	12,413,380
RP Escrow Issuer LLC 5.25%, 12/15/2025(a)		2,030	2,111,663
Spectrum Brands, Inc. 3.875%, 03/15/2031(a)		6,322	6,197,444
4.00%, 10/01/2026(a)	EUR	3,459	4,251,485
5.75%, 07/15/2025	U.S.$	6	6,175
Sunshine Mid BV 6.50%, 05/15/2026(a)	EUR	5,784	7,179,375
Tenet Healthcare Corp. 4.875%, 01/01/2026(a)	U.S.$	295	306,437
5.125%, 05/01/2025		3,026	3,063,857
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)		3,458	3,500,774

abfunds.com	AB HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

US Acute Care Solutions LLC 6.375%, 03/01/2026(a)	U.S.$	1,354	$1,412,800
US Foods, Inc. 4.75%, 02/15/2029(a)		10,363	10,491,530
US Renal Care, Inc. 10.625%, 07/15/2027(a)		4,233	4,475,253
Vizient, Inc. 6.25%, 05/15/2027(a)		1,274	1,351,817
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)		1,265	1,313,785

			228,052,007

Energy – 7.0%
Antero Resources Corp. 7.625%, 02/01/2029(a)		1,178	1,275,950
8.375%, 07/15/2026(a)		4,855	5,450,732
Apache Corp. 4.875%, 11/15/2027		955	1,007,238
Berry Petroleum Co. LLC 7.00%, 02/15/2026(a)		2,415	2,415,174
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.625%, 07/15/2026(a)		1,586	1,638,446
7.625%, 12/15/2025(a)		2,450	2,647,032
Bonanza Creek Energy, Inc. 7.50%, 04/30/2026		264	264,028
Callon Petroleum, Co. 6.25%, 04/15/2023		3,636	3,453,705
8.25%, 07/15/2025		253	234,685
9.00%, 04/01/2025(a)		6,898	7,170,897
Cheniere Energy Partners LP 4.50%, 10/01/2029		2,089	2,179,742
Citgo Holding, Inc. 9.25%, 08/01/2024(a)		2,595	2,672,798
CITGO Petroleum Corp. 6.375%, 06/15/2026(a)		2,387	2,447,299
7.00%, 06/15/2025(a)		9,430	9,725,111
CNX Resources Corp. 6.00%, 01/15/2029(a)		4,061	4,325,210
7.25%, 03/14/2027(a)		876	945,976
Comstock Resources, Inc. 6.75%, 03/01/2029(a)		2,289	2,338,384
7.50%, 05/15/2025(a)		991	1,027,970
9.75%, 08/15/2026		7,356	7,992,931
Diamond Offshore Drilling, Inc. 4.875%, 11/01/2043(c)(j)		8,521	1,512,478
5.75%, 10/15/2039(c)(j)		3,966	703,965
7.875%, 08/15/2025(c)(j)		4,441	788,278

30 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(a)	U.S.$	8,923	$8,740,110
EnLink Midstream LLC 5.625%, 01/15/2028(a)		6,096	6,300,334
EnLink Midstream Partners LP 4.15%, 06/01/2025		9,849	9,936,178
4.40%, 04/01/2024		2,333	2,393,650
Series C 6.00%, 12/15/2022(k)		12,323	8,548,842
EQM Midstream Partners LP 4.50%, 01/15/2029(a)		4,100	4,072,334
4.75%, 01/15/2031(a)		3,913	3,875,998
EQT Corp. 3.90%, 10/01/2027		1,980	2,063,494
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		2,898	2,843,150
7.75%, 02/01/2028		8,431	8,512,074
8.00%, 01/15/2027		4,649	4,789,859
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		2,289	2,476,667
7.00%, 08/01/2027		2,652	2,829,499
Gulfport Energy Corp. 6.00%, 10/15/2024(c)(j)		2,508	2,510,894
6.375%, 05/15/2025-01/15/2026(c)(j)		18,821	18,822,937
6.625%, 05/01/2023(c)(j)		619	625,149
Hess Midstream Operations LP 5.625%, 02/15/2026(a)		5,376	5,580,465
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		1,910	1,949,457
6.00%, 02/01/2031(a)		1,909	1,979,384
Independence Energy Finance Ll 7.25%, 05/01/2026(a)		7,204	7,210,903
Indigo Natural Resources LLC 5.375%, 02/01/2029(a)		3,844	3,814,787
Ithaca Energy North Sea PLC 9.375%, 07/15/2024(a)		3,759	3,756,122
Moss Creek Resources Holdings, Inc. 7.50%, 01/15/2026(a)		9,387	8,395,724
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		2,551	2,277,654
7.50%, 01/15/2028(a)		7,663	6,677,247
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		9,606	9,946,493
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		9,973	10,483,466

abfunds.com	AB HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023	U.S.$	6,718	$6,562,759
Occidental Petroleum Corp. 2.70%, 02/15/2023		5,613	5,645,720
2.90%, 08/15/2024		2,986	2,978,975
3.40%, 04/15/2026		421	416,637
3.50%, 06/15/2025		2,366	2,373,477
5.50%, 12/01/2025		824	888,255
5.875%, 09/01/2025		1,346	1,469,824
6.125%, 01/01/2031		1,903	2,121,159
8.00%, 07/15/2025		2,108	2,460,496
8.50%, 07/15/2027		558	681,254
8.875%, 07/15/2030		558	717,846
PBF Holding Co. LLC/PBF Finance Corp. 9.25%, 05/15/2025(a)		9,596	10,050,553
PDC Energy, Inc. 5.75%, 05/15/2026		8,038	8,355,064
6.125%, 09/15/2024		7,221	7,403,541
Range Resources Corp. 8.25%, 01/15/2029(a)		4,161	4,514,411
SM Energy Co. 5.00%, 01/15/2024		3,387	3,250,088
5.625%, 06/01/2025		8,619	8,230,591
Southwestern Energy Co. 8.375%, 09/15/2028		2,391	2,621,927
Sunoco LP/Sunoco Finance Corp. 5.50%, 02/15/2026		4,830	4,980,874
5.875%, 03/15/2028		2,917	3,087,456
Talos Production, Inc. 12.00%, 01/15/2026(a)		7,783	7,795,587
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032(a)		7,821	7,682,822
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		4,621	4,595,902
Transocean Pontus Ltd. 6.125%, 08/01/2025(a)		1,161	1,124,091
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		1,918	1,814,900
Transocean, Inc. 7.25%, 11/01/2025(a)		2,072	1,574,776
7.50%, 01/15/2026(a)		4,613	3,398,764
11.50%, 01/30/2027(a)		2,001	1,935,432
Vantage Drilling International 7.125%, 04/01/2023(b)(c)(d)		8,325	– 0	–
7.50%, 11/01/2019(b)(c)(d)(e)		8,860	– 0	–

32 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Western Midstream Operating LP 3.95%, 06/01/2025	U.S.$	1,219	$1,272,299
4.35%, 02/01/2025		2,891	3,057,297
4.50%, 03/01/2028		1,652	1,761,682
4.75%, 08/15/2028		1,563	1,683,164
5.30%, 02/01/2030		2,516	2,744,122
5.45%, 04/01/2044		916	964,810

			333,847,455

Other Industrial – 0.1%
Interface, Inc. 5.50%, 12/01/2028(a)		1,364	1,423,787
KAR Auction Services, Inc. 5.125%, 06/01/2025(a)		1,590	1,609,876
Laureate Education, Inc. 8.25%, 05/01/2025(a)		1,401	1,460,888

			4,494,551

Services – 2.8%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)		1,699	1,799,235
9.75%, 07/15/2027(a)		11,333	12,470,216
ANGI Group LLC 3.875%, 08/15/2028(a)		12,814	12,727,403
Aptim Corp. 7.75%, 06/15/2025(a)		11,051	9,450,038
APX Group, Inc. 6.75%, 02/15/2027(a)		2,701	2,908,730
7.875%, 12/01/2022		4,135	4,154,486
Aramark Services, Inc. 6.375%, 05/01/2025(a)		892	948,796
Carlson Travel, Inc. 6.75%, 12/15/2025(a)		3,434	3,236,314
10.50%, 03/31/2025(g)		608	631,586
Carriage Services, Inc. 6.625%, 06/01/2026(a)		2,900	3,052,631
Cars.com, Inc. 6.375%, 11/01/2028(a)		4,403	4,594,370
eDreams ODIGEO SA 5.50%, 09/01/2023(a)	EUR	3,335	3,912,701
Garda World Security Corp. 9.50%, 11/01/2027(a)	U.S.$	8,008	8,818,431
Gartner, Inc. 4.50%, 07/01/2028(a)		3,059	3,216,252
Korn Ferry 4.625%, 12/15/2027(a)		3,154	3,283,629

abfunds.com	AB HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Monitronics International, Inc. 0.00%, 04/01/2020(b)(c)(d)(e)	U.S.$	6,914	$	– 0	–
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(a)		17,454		17,199,575
Nielsen Co. Luxembourg SARL (The) 5.00%, 02/01/2025(a)		2,333		2,394,082
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 04/15/2024(a)		135		144,163
6.25%, 01/15/2028(a)		8,851		9,287,843
Sabre GLBL, Inc. 7.375%, 09/01/2025(a)		1,580		1,719,493
9.25%, 04/15/2025(a)		673		806,588
Service Corp. International/US 3.375%, 08/15/2030		8,414		8,142,235
TripAdvisor, Inc. 7.00%, 07/15/2025(a)		2,089		2,256,998
Verisure Midholding AB 5.25%, 02/15/2029(a)	EUR	4,130		5,122,251
Verscend Escrow Corp. 9.75%, 08/15/2026(a)	U.S.$	9,176		9,773,649

				132,051,695

Technology – 2.4%
Ahead DB Holdings LLC 6.625%, 05/01/2028(a)		2,399		2,441,494
Austin BidCo, Inc. 7.125%, 12/15/2028(a)		1,095		1,114,605
Avaya, Inc. 6.125%, 09/15/2028(a)		10,982		11,683,226
Banff Merger Sub, Inc. 9.75%, 09/01/2026(a)		13,822		14,679,017
Cablevision Lightpath LLC 5.625%, 09/15/2028(a)		4,374		4,492,489
CommScope Technologies LLC 6.00%, 06/15/2025(a)		289		294,167
CommScope, Inc. 5.50%, 03/01/2024(a)		1,688		1,740,242
6.00%, 03/01/2026(a)		1,846		1,945,529
8.25%, 03/01/2027(a)		2,130		2,281,245
Imola Merger Corp. 4.75%, 05/15/2029(a)		4,868		5,055,219
Microchip Technology, Inc. 4.25%, 09/01/2025(a)		3,341		3,502,180
NCR Corp. 5.125%, 04/15/2029(a)		12,758		13,155,219
5.75%, 09/01/2027(a)		1,558		1,647,057
6.125%, 09/01/2029(a)		1,207		1,314,208

34 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.125%, 04/15/2025(a)	U.S.$	1,684	$1,843,146
Pitney Bowes, Inc. 6.875%, 03/15/2027(a)		2,627	2,682,511
Playtika Holding Corp. 4.25%, 03/15/2029(a)		5,044	5,015,729
Presidio Holdings, Inc. 8.25%, 02/01/2028(a)		819	895,349
Science Applications International Corp. 4.875%, 04/01/2028(a)		493	508,284
Sensata Technologies BV 4.00%, 04/15/2029(a)		5,327	5,361,459
Sensata Technologies, Inc. 3.75%, 02/15/2031(a)		1,280	1,271,622
Solera LLC/Solera Finance, Inc. 10.50%, 03/01/2024(a)		5,758	5,932,601
TTM Technologies, Inc. 4.00%, 03/01/2029(a)		4,496	4,501,954
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		17,204	17,859,488
10.50%, 02/01/2024(a)(h)		2,933	3,006,654

			114,224,694

Transportation - Airlines – 0.6%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		5,556	5,833,994
5.75%, 04/20/2029(a)		6,500	6,967,267
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		2,588	2,735,536
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		7,426	8,407,704
United Airlines, Inc. 4.625%, 04/15/2029(a)		6,211	6,450,859

			30,395,360

Transportation - Services – 0.4%
AerCap Global Aviation Trust 6.50%, 06/15/2045(a)		2,000	2,144,388
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 03/15/2025(a)		951	968,435
5.375%, 03/01/2029(a)		3,257	3,404,943
5.75%, 07/15/2027(a)(h)		1,477	1,562,866
Herc Holdings, Inc. 5.50%, 07/15/2027(a)		4,289	4,534,905

abfunds.com	AB HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Modulaire Global Finance Plc 8.00%, 02/15/2023(a)	U.S.$	8,171	$8,334,588

			20,950,125

			2,012,776,401

Financial Institutions – 5.8%
Banking – 1.5%
Alliance Data Systems Corp. 4.75%, 12/15/2024(a)		6,719	6,900,475
7.00%, 01/15/2026(a)		3,175	3,413,125
Ally Financial, Inc. Series B 4.70%, 05/15/2026(k)		14,614	14,869,020
Credit Suisse Group AG 6.25%, 12/18/2024(a)(k)		7,786	8,409,761
6.375%, 08/21/2026(a)(k)		8,766	9,519,987
Discover Financial Services Series D 6.125%, 06/23/2025(k)		19,736	22,237,750
Dresdner Funding Trust I 8.151%, 06/30/2031(a)		816	1,163,381
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		3,198	3,483,011
5.71%, 01/15/2026(a)		860	968,226

			70,964,736

Brokerage – 0.4%
Lehman Brothers Holdings, Inc. 6.875%, 05/02/2018(c)(e)		1,600	11,200
Series G 4.80%, 03/13/2014(c)(e)		1,800	12,600
NFP Corp. 6.875%, 08/15/2028(a)		13,715	14,379,655
7.00%, 05/15/2025(a)		2,605	2,808,338

			17,211,793

Finance – 1.4%
Air Lease Corp. Series B 4.65%, 06/15/2026(k)		5,818	5,935,119
CNG Holdings, Inc. 12.50%, 06/15/2024(a)		4,791	4,569,416
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(a)		4,416	4,658,852
Curo Group Holdings Corp. 8.25%, 09/01/2025(a)		9,472	9,698,181
Enova International, Inc. 8.50%, 09/01/2024-09/15/2025(a)		9,287	9,669,234

36 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

goeasy Ltd. 4.375%, 05/01/2026(a)	U.S.$	3,321	$3,359,395
5.375%, 12/01/2024(a)		377	392,023
Hightower Holding LLC 6.75%, 04/15/2029(a)		14,397	14,735,174
ILFC E-Capital Trust II 4.25% (H15T 30 Year + 1.80%), 12/21/2065(a)(l)		1,500	1,274,647
Lincoln Financing SARL 3.625%, 04/01/2024(a)	EUR	1,573	1,915,624
Navient Corp. 4.875%, 03/15/2028	U.S.$	5,136	5,032,504
6.50%, 06/15/2022		1,903	1,997,854
SLM Corp. 5.125%, 04/05/2022		3,828	3,918,719

			67,156,742

Insurance – 1.0%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(a)		8,362	8,599,352
10.125%, 08/01/2026(a)		5,867	6,714,885
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(a)		12,233	12,869,637
Ardonagh Midco 2 PLC 11.50% (11.50% Cash or 12.75% PIK), 01/15/2027(a)(f)(h)		9,641	10,451,181
AssuredPartners, Inc. 5.625%, 01/15/2029(a)		11,002	11,149,551

			49,784,606

Other Finance – 0.4%
Altice France Holding SA 10.50%, 05/15/2027(a)		4,599	5,180,854
Intrum AB 2.75%, 07/15/2022(a)	EUR	405	486,432
3.00%, 09/15/2027(a)		3,250	3,826,273
3.50%, 07/15/2026(a)		4,776	5,795,796
4.875%, 08/15/2025		4,189	5,294,292

			20,583,647

REITS – 1.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC 5.75%, 05/15/2026(a)	U.S.$	11,224	11,727,138
Diversified Healthcare Trust 6.75%, 12/15/2021		4,500	4,526,103
9.75%, 06/15/2025		5,638	6,328,748

abfunds.com	AB HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Iron Mountain, Inc. 4.875%, 09/15/2027(a)	U.S.$	135	$140,327
5.25%, 03/15/2028(a)		6,718	7,045,129
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.625%, 06/15/2025(a)		1,279	1,362,338
5.625%, 05/01/2024		2,333	2,515,849
5.75%, 02/01/2027		4,572	5,105,058
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75%, 01/15/2029(a)		4,803	4,981,657
9.375%, 04/01/2027(a)		8,691	9,731,485

			53,463,832

			279,165,356

Utility – 0.7%
Electric – 0.5%
Calpine Corp. 5.125%, 03/15/2028(a)		1,557	1,582,339
NRG Energy, Inc. 6.625%, 01/15/2027		135	140,629
Talen Energy Supply LLC 6.50%, 06/01/2025		8,459	7,038,727
7.25%, 05/15/2027(a)		1,791	1,840,303
10.50%, 01/15/2026(a)		5,936	5,455,447
Texas Competitive/TCEH 11.50%, 10/01/2020(b)(c)(d)(e)		2,679	– 0	–
Vistra Operations Co. LLC 5.625%, 02/15/2027(a)		7,170	7,464,818

			23,522,263

Other Utility – 0.2%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)		7,229	7,567,823

			31,090,086

Total Corporates - Non-Investment Grade (cost $2,231,516,169)			2,323,031,843

EMERGING MARKETS - SOVEREIGNS – 10.1%
Angola – 0.6%
Angolan Government International Bond 8.00%, 11/26/2029(a)		13,030	13,126,096
9.125%, 11/26/2049(a)		1,286	1,300,307
9.375%, 05/08/2048(a)		298	306,437
9.50%, 11/12/2025(a)		14,019	15,357,815

			30,090,655

38 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Argentina – 0.9%
Argentine Republic Government International Bond 0.125%, 07/09/2030-07/09/2041	U.S.$	127,240	$42,159,538
1.00%, 07/09/2029		6,275	2,366,221

			44,525,759

Bahrain – 0.7%
Bahrain Government International Bond 5.45%, 09/16/2032(a)		4,147	4,105,530
6.75%, 09/20/2029(a)		8,215	9,027,772
7.00%, 10/12/2028(a)		7,504	8,408,232
7.375%, 05/14/2030(a)		2,814	3,182,106
CBB International Sukuk Programme Co. WLL 6.25%, 11/14/2024(a)		6,379	7,000,155

			31,723,795

Costa Rica – 0.1%
Costa Rica Government International Bond 6.125%, 02/19/2031(a)		7,319	7,613,132

Dominican Republic – 0.6%
Dominican Republic International Bond 5.95%, 01/25/2027(a)		7,715	8,756,525
6.40%, 06/05/2049(a)		2,497	2,705,812
6.875%, 01/29/2026(a)		652	761,943
8.625%, 04/20/2027(a)		12,151	14,917,631

			27,141,911

Ecuador – 0.2%
Ecuador Government International Bond Zero Coupon, 07/31/2030(a)		1,718	940,859
0.50%, 07/31/2030-07/31/2040(a)		12,227	8,635,565

			9,576,424

Egypt – 1.0%
Egypt Government International Bond 5.75%, 05/29/2024(a)		11,852	12,539,416
6.20%, 03/01/2024(a)		10,050	10,717,697
7.625%, 05/29/2032(a)		11,844	12,523,549
8.50%, 01/31/2047(a)		2,540	2,621,439
8.70%, 03/01/2049(a)		3,170	3,309,282
8.875%, 05/29/2050(a)		5,976	6,287,125

			47,998,508

El Salvador – 0.5%
El Salvador Government International Bond 5.875%, 01/30/2025(a)		991	1,020,420
6.375%, 01/18/2027(a)		6,513	6,722,637

abfunds.com	AB HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.125%, 01/20/2050(a)	U.S.$	10,598	$10,038,293
7.625%, 09/21/2034(a)		872	897,888
7.75%, 01/24/2023(a)		3,494	3,658,873
8.625%, 02/28/2029(a)		225	251,367

			22,589,478

Gabon – 0.4%
Gabon Government International Bond 6.375%, 12/12/2024(a)		5,450	5,740,140
6.625%, 02/06/2031(a)		12,920	12,987,022

			18,727,162

Ghana – 0.5%
Ghana Government International Bond 6.375%, 02/11/2027(a)		11,876	11,785,445
8.627%, 06/16/2049(a)		260	251,761
8.95%, 03/26/2051(a)		1,752	1,732,619
10.75%, 10/14/2030(a)		9,035	11,402,735

			25,172,560

Honduras – 0.2%
Honduras Government International Bond 6.25%, 01/19/2027(a)		8,038	8,823,212

Ivory Coast – 0.8%
Ivory Coast Government International Bond 4.875%, 01/30/2032(a)	EUR	9,671	11,672,741
5.875%, 10/17/2031(a)		6,714	8,731,785
6.125%, 06/15/2033(a)	U.S.$	5,888	6,235,024
6.375%, 03/03/2028(a)		8,571	9,469,883
6.625%, 03/22/2048(a)	EUR	1,429	1,790,279

			37,899,712

Kenya – 0.6%
Kenya Government International Bond 6.875%, 06/24/2024(a)	U.S.$	13,375	14,794,422
7.00%, 05/22/2027(a)		4,272	4,645,266
7.25%, 02/28/2028(a)		7,000	7,567,875

			27,007,563

Lebanon – 0.0%
Lebanon Government International Bond 6.65%, 04/22/2024(a)(c)(j)		2,476	312,286
6.85%, 03/23/2027(a)(c)(j)		2,181	277,123
Series G 1.00%, 11/27/2026(a)(c)(j)		8,942	1,150,165

			1,739,574

Nigeria – 0.6%
Nigeria Government International Bond 6.50%, 11/28/2027(a)		2,246	2,367,846
7.625%, 11/21/2025-11/28/2047(a)		18,760	20,735,464

40 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.696%, 02/23/2038(a)	U.S.$	2,903	$2,980,655
7.875%, 02/16/2032(a)		2,864	3,082,022

			29,165,987

Oman – 0.5%
Oman Government International Bond 4.75%, 06/15/2026(a)		12,837	13,296,725
4.875%, 02/01/2025(a)		1,562	1,636,000
6.25%, 01/25/2031(a)		6,820	7,322,975

			22,255,700

Pakistan – 0.0%
Pakistan Government International Bond 6.875%, 12/05/2027(a)		395	412,355

Senegal – 0.5%
Senegal Government International Bond 6.25%, 05/23/2033(a)		11,075	11,558,147
6.75%, 03/13/2048(a)		13,314	13,362,263
8.75%, 05/13/2021(a)		1,137	1,138,137

			26,058,547

South Africa – 0.4%
Republic of South Africa Government International Bond 4.30%, 10/12/2028		5,950	5,977,147
4.875%, 04/14/2026		3,040	3,235,320
5.65%, 09/27/2047		3,608	3,466,611
5.875%, 06/22/2030(h)		5,978	6,593,734
6.30%, 06/22/2048		557	568,767

			19,841,579

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.20%, 05/11/2027(a)		4,179	2,711,910

Ukraine – 0.8%
Ukraine Government International Bond 7.253%, 03/15/2033(a)		6,725	6,738,870
7.375%, 09/25/2032(a)		10,461	10,554,495
7.75%, 09/01/2023-09/01/2024(a)		18,516	19,747,417

			37,040,782

Venezuela – 0.1%
Venezuela Government International Bond 7.65%, 04/21/2025(a)(c)(j)		6,636	680,190
9.00%, 05/07/2023(a)(c)(j)		538	53,800
9.25%, 09/15/2027(c)(j)		34,020	3,402,000
9.25%, 05/07/2028(a)(c)(j)		1,500	153,750

			4,289,740

Total Emerging Markets - Sovereigns (cost $499,811,632)			482,406,045

abfunds.com	AB HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 7.4%
Financial Institutions – 4.5%
Banking – 3.1%
Bank of America Corp. Series AA 6.10%, 03/17/2025(k)	U.S.$	1,000	$1,120,000
Series B 8.05%, 06/15/2027(h)		11,735	15,377,937
Series Z 6.50%, 10/23/2024(k)		4,009	4,606,139
Barclays Bank PLC 6.86%, 06/15/2032(a)(k)		838	1,151,304
Barclays PLC 7.25%, 03/15/2023(a)(k)	GBP	3,808	5,688,084
Citigroup, Inc. 5.95%, 01/30/2023(k)	U.S.$	14,778	15,642,704
Series M 6.30%, 05/15/2024(k)		7,000	7,516,457
Credit Agricole SA 8.125%, 12/23/2025(a)(k)		13,944	16,956,256
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/2022(h)(k)		10,561	10,623,274
HSBC Holdings PLC 6.00%, 09/29/2023(a)(k)	EUR	5,708	7,548,687
6.375%, 03/30/2025(k)	U.S.$	2,076	2,296,575
JPMorgan Chase & Co. Series V 3.522% (LIBOR 3 Month + 3.32%), 07/01/2021(k)(l)		2,638	2,637,740
Lloyds Banking Group PLC 6.413%, 10/01/2035(a)(k)		3,709	4,949,392
6.657%, 05/21/2037(a)(k)		1,801	2,448,896
Natwest Group PLC 8.625%, 08/15/2021(k)		11,038	11,264,567
Series U 2.523% (LIBOR 3 Month + 2.32%), 09/30/2027(k)(l)		6,400	6,357,663
Regions Bank/Birmingham AL 6.45%, 06/26/2037(h)		5,300	7,253,644
Standard Chartered PLC 1.696% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(k)(l)		3,500	3,351,907
7.75%, 04/02/2023(a)(k)		1,988	2,170,300
Truist Financial Corp. Series Q 5.10%, 03/01/2030(k)		4,138	4,615,778

42 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS Group AG 7.00%, 02/19/2025(a)(k)	U.S.$	14,430	$16,633,967

			150,211,271

Finance – 0.5%
Aircastle Ltd. 2.85%, 01/26/2028(a)		1,274	1,250,442
4.25%, 06/15/2026		162	174,984
5.25%, 08/11/2025(a)(h)		11,719	12,983,324
Aviation Capital Group LLC 4.125%, 08/01/2025(a)		2,077	2,223,455
4.875%, 10/01/2025(a)		1,585	1,742,077
Huarong Finance Co., Ltd. 3.75%, 04/27/2022(a)		317	260,534
Huarong Finance II Co., Ltd. 4.625%, 06/03/2026(a)		619	457,867
4.875%, 11/22/2026(a)		749	554,026
5.50%, 01/16/2025(a)		4,811	3,740,553

			23,387,262

Insurance – 0.8%
Centene Corp. 4.625%, 12/15/2029		498	540,459
5.375%, 06/01/2026(a)		333	347,222
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		14,459	18,790,021
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		9,269	12,876,296
MetLife, Inc. 10.75%, 08/01/2039		1,745	2,964,233
Nationwide Mutual Insurance Co. 2.474% (LIBOR 3 Month + 2.29%), 12/15/2024(a)(l)		5,000	4,982,295

			40,500,526

REITS – 0.1%
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 08/01/2029		2,646	2,801,429

			216,900,488

Industrial – 2.9%
Basic – 0.6%
ArcelorMittal SA 7.00%, 03/01/2041		4,782	6,641,606
7.25%, 10/15/2039		1,241	1,753,047
Arconic Corp. 6.00%, 05/15/2025(a)		3,466	3,706,581
GUSAP III LP 4.25%, 01/21/2030(a)		1,700	1,790,100

abfunds.com	AB HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MEGlobal Canada ULC 5.00%, 05/18/2025(a)	U.S.$	2,164	$2,423,627
5.875%, 05/18/2030(a)		1,157	1,414,758
Nexa Resources SA 6.50%, 01/18/2028(a)		6,419	7,173,304
Suzano Austria GmbH 7.00%, 03/16/2047(a)		1,282	1,645,768

			26,548,791

Capital Goods – 0.3%
General Electric Co. Series D 3.514% (LIBOR 3 Month + 3.33%), 06/15/2021(k)(l)		12,108	11,492,356
Howmet Aerospace, Inc. 5.90%, 02/01/2027		805	927,529
Textron Financial Corp. 1.929% (LIBOR 3 Month + 1.74%), 02/15/2042(a)(l)		125	100,680

			12,520,565

Communications - Media – 0.0%
Prosus NV 4.027%, 08/03/2050(a)		1,341	1,249,053

Consumer Cyclical - Other – 0.5%
MDC Holdings, Inc. 6.00%, 01/15/2043		9,963	12,904,104
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/06/2031(a)		5,800	5,891,996
Standard Industries, Inc./NJ 4.375%, 07/15/2030(a)		1,011	1,013,733
4.75%, 01/15/2028(a)		2,079	2,143,462

			21,953,295

Consumer Non-Cyclical – 0.2%
Kraft Heinz Foods Co. 4.25%, 03/01/2031		8,986	9,903,191

Energy – 0.6%
Cenovus Energy, Inc. 6.75%, 11/15/2039		706	896,504
Continental Resources, Inc./OK 5.75%, 01/15/2031(a)		5,103	5,919,984
Ecopetrol SA 5.875%, 05/28/2045		5,418	5,765,429
6.875%, 04/29/2030		3,044	3,683,088
Enable Midstream Partners LP 4.40%, 03/15/2027		7,547	8,259,713
4.95%, 05/15/2028		1,214	1,356,266

44 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Oleoducto Central SA 4.00%, 07/14/2027(a)	U.S.$	610	$645,838
Raizen Fuels Finance SA 5.30%, 01/20/2027(a)		1,798	2,015,596
TransCanada PipeLines Ltd. 2.404% (LIBOR 3 Month + 2.21%), 05/15/2067(l)		2,500	2,031,239

			30,573,657

Technology – 0.1%
Dell International LLC/EMC Corp. 8.35%, 07/15/2046(a)		2,793	4,386,834

Transportation - Airlines – 0.6%
Delta Air Lines, Inc. 7.00%, 05/01/2025(a)		7,534	8,764,671
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		2,558	2,743,656
4.75%, 10/20/2028(a)		2,971	3,260,672
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		14,434	15,835,050

			30,604,049

			137,739,435

Total Corporates - Investment Grade (cost $314,399,468)			354,639,923

BANK LOANS – 7.0%
Industrial – 6.4%
Basic – 0.1%
Nouryon Finance B.V. (fka AkzoNobel) 2.865% (LIBOR 1 Month + 2.75%), 10/01/2025(m)		2,864	2,828,164

Capital Goods – 0.6%
Apex Tool Group, LLC 6.750% (LIBOR 1 Month + 5.50%), 08/01/2024(m)		15,781	15,781,290
Granite US Holdings Corporation 4.203% (LIBOR 3 Month + 4.00%), 09/30/2026(b)(m)		8,346	8,314,287
TransDigm, Inc. 2.363% (LIBOR 1 Month + 2.25%), 12/09/2025(m)		2,253	2,223,607
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 2.611% (LIBOR 1 Month + 2.50%), 10/23/2025(b)(m)		560	552,772

			26,871,956

abfunds.com	AB HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.4%
Advantage Sales & Marketing, Inc. 6.000% (LIBOR 2 Month + 5.25%), 10/28/2027(m)	U.S.$	9,476	$9,499,941
Clear Channel Outdoor Holdings, Inc. 3.647% (LIBOR 2 Month + 3.50%), 08/21/2026(m)		4	4,284
3.686% (LIBOR 3 Month + 3.50%), 08/21/2026(m)		1,740	1,683,707
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.113% (LIBOR 1 Month + 3.00%), 05/01/2026(m)		2,656	2,621,523
Nielsen Finance LLC 4.750% (LIBOR 1 Month + 3.75%), 06/04/2025(m)		1,980	1,982,133
Univision Communications, Inc. 3.750% (LIBOR 1 Month + 2.75%), 03/15/2024(m)		4,775	4,757,547

			20,549,135

Communications - Telecommunications – 0.6%
Crown Subsea Communications Holding, Inc. 04/20/2027(n)		9,070	9,051,134
Intrado Corporation 5.000% (LIBOR 3 Month + 4.00%), 10/10/2024(m)		7,373	7,191,611
5.000% (LIBOR 1 Month + 4.00%), 10/10/2024(m)		847	825,864
Zacapa S.A R.L. 4.703% (LIBOR 3 Month + 4.50%), 07/02/2025(m)		12,820	12,838,973

			29,907,582

Consumer Cyclical - Automotive – 0.1%
Clarios Global LP 3.363% (LIBOR 1 Month + 3.25%), 04/30/2026(m)		2,853	2,821,909
Navistar, Inc. 3.610% (LIBOR 1 Month + 3.50%), 11/06/2024(m)		2,642	2,638,393

			5,460,302

46 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 3.750% (LIBOR 1 Month + 3.00%), 04/01/2024(m)	U.S.$	4,746	$4,686,461

Consumer Cyclical - Other – 0.3%
Caesars Resort Collection, LLC 2.863% (LIBOR 1 Month + 2.75%), 12/23/2024(m)		10,302	10,182,151
Flutter Entertainment PLC 3.703% (LIBOR 3 Month + 3.50%), 07/10/2025(m)		835	836,492
Golden Nugget Online Gaming, Inc. 13.000% (LIBOR 3 Month + 12.00%), 10/04/2023(b)(m)		132	148,642
Scientific Games International, Inc. 2.863% (LIBOR 1 Month + 2.75%), 08/14/2024(m)		4,812	4,738,429

			15,905,714

Consumer Cyclical - Restaurants – 0.2%
IRB Holding Corp. (fka Arby’s/Buffalo Wild Wings) 3.750% (LIBOR 3 Month + 2.75%), 02/05/2025(m)		5,124	5,083,185
Whatabrands LLC 2.866% (LIBOR 1 Month + 2.75%), 07/31/2026(m)		2,077	2,062,147

			7,145,332

Consumer Cyclical - Retailers – 0.3%
Great Outdoors Group, LLC 5.000% (LIBOR 3 Month + 4.25%), 03/06/2028(m)		2,634	2,643,274
PetSmart LLC 4.500% (LIBOR 3 Month + 3.75%), 02/11/2028(m)		10,850	10,871,700
Serta Simmons Bedding, LLC 9.000% (LIBOR 3 Month + 8.00%), 11/08/2024(b)(m)		3,496	2,325,104

			15,840,078

Consumer Non-Cyclical – 1.4%
Aldevron, L.L.C. 4.250% (LIBOR 1 Month + 3.25%), 10/12/2026(m)		4,425	4,430,832

abfunds.com	AB HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Alphabet Holding Company, Inc. (fka Nature’s Bounty) 7.863% (LIBOR 1 Month + 7.75%), 09/26/2025(b)(m)	U.S.$	9,497	$9,532,279
Arbor Pharmaceuticals, LLC 6.000% (LIBOR 3 Month + 5.00%), 07/05/2023(m)		6,070	5,961,609
Froneri International Limited 5.863% (LIBOR 1 Month + 5.75%), 01/31/2028(b)(m)		830	836,748
Global Medical Response, Inc. (fka Air Medical) 5.250% (LIBOR 3 Month + 4.25%), 03/14/2025(m)		5,233	5,228,751
Kronos Acquisition Holdings, Inc. 4.250% (LIBOR 3 Month + 3.75%), 12/22/2026(m)		4,698	4,629,443
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 3.863% (LIBOR 1 Month + 3.75%), 11/16/2025(m)		5,146	5,124,290
Mallinckrodt International Finance S.A. 5.500% (LIBOR 3 Month + 4.75%), 09/24/2024(m)		4,752	4,612,735
Milano Acquisition Corp. 4.750% (LIBOR 3 Month + 4.00%), 10/01/2027(m)		6,953	6,952,575
U.S. Renal Care, Inc. 5.125% (LIBOR 1 Month + 5.00%), 06/26/2026(m)		8,284	8,094,895
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 6.250% (LIBOR 3 Month + 5.50%), 12/15/2027(m)		11,022	11,055,883

			66,460,040

Energy – 0.3%
CITGO Petroleum Corporation 7.250% (LIBOR 3 Month + 6.25%), 03/28/2024(m)		2,811	2,809,571
Enviva Holdings, LP 6.500% (LIBOR 3 Month + 5.50%), 02/17/2026(b)(m)		13,260	13,326,300

			16,135,871

Other Industrial – 0.5%
American Tire Distributors, Inc. 7.000% (LIBOR 3 Month + 6.00%), 09/01/2023(m)		1,711	1,674,801

48 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.500% (LIBOR 1 Month + 7.50%), 09/02/2024(m)	U.S.$	4,544	$4,459,120
8.500% (LIBOR 3 Month + 7.50%), 09/02/2024(m)		522	512,104
Core & Main LP 3.750% (LIBOR 1 Month + 2.75%), 08/01/2024(m)		875	871,431
3.750% (LIBOR 3 Month + 2.75%), 08/01/2024(m)		577	574,969
Dealer Tire, LLC 4.363% (LIBOR 1 Month + 4.25%), 12/12/2025(m)		1,620	1,616,358
FCG Acquisitions, Inc. 7.250% (LIBOR 3 Month + 6.75%), 03/30/2029(b)(m)		3,390	3,373,050
Rockwood Service Corporation 4.113% (LIBOR 1 Month + 4.00%), 01/23/2027(b)(m)		504	504,146
RS IVY Holdco ,Inc. 6.500% (LIBOR 1 Month + 5.50%), 12/23/2027(b)(m)		8,209	8,250,472

			21,836,451

Services – 0.4%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 4.363% (LIBOR 1 Month + 4.25%), 07/10/2026(m)		1,541	1,536,479
Amentum Government Services Holdings LLC 3.613% (LIBOR 1 Month + 3.50%), 01/29/2027(m)		1,648	1,634,370
Parexel International Corporation 2.863% (LIBOR 1 Month + 2.75%), 09/27/2024(m)		1,252	1,239,999
Sabre GLBL, Inc. 4.750% (LIBOR 1 Month + 4.00%), 12/17/2027(m)		2,773	2,794,291
Team Health Holdings, Inc. 3.750% (LIBOR 1 Month + 2.75%), 02/06/2024(m)		4,869	4,526,116
Verscend Holding Corp. 4.113% (LIBOR 1 Month + 4.00%), 08/27/2025(m)		7,781	7,773,851

			19,505,106

abfunds.com	AB HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 1.1%
athenahealth, Inc. 4.453% (LIBOR 3 Month + 4.25%), 02/11/2026(m)	U.S.$	10,987	$11,014,459
Boxer Parent Company, Inc. (fka BMC Software, Inc.) 3.863% (LIBOR 1 Month + 3.75%), 10/02/2025(m)		8,744	8,693,742
Endurance International Group Holdings, Inc. 4.250% (LIBOR 3 Month + 3.50%), 02/10/2028(m)		10,318	10,208,547
Peraton Corp. 02/01/2028(n)		2,330	2,327,087
4.500% (LIBOR 1 Month + 3.75%), 02/01/2028(m)		1,310	1,308,362
Presidio Holdings Inc. 3.620% (LIBOR 1 Month + 3.50%), 01/22/2027(m)		122	121,869
3.690% (LIBOR 3 Month + 3.50%), 01/22/2027(m)		2,027	2,018,922
Solera, LLC (Solera Finance, Inc.) 2.863% (LIBOR 1 Month + 2.75%), 03/03/2023(m)		13,371	13,291,290
Veritas US Inc. 6.000% (LIBOR 3 Month + 5.00%), 09/01/2025(m)		3,614	3,636,506

			52,620,784

			305,752,976

Financial Institutions – 0.4%
Insurance – 0.4%
Hub International Ltd. 4.000% (LIBOR 3 Month + 3.25%), 04/25/2025(m)		6,262	6,252,374
Jones DesLauriers Insurance Management, Inc. 8.000% (CDOR 3 Month + 7.50%), 03/26/2029(b)(m)	CAD	6,046	4,931,143
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 3.863% (LIBOR 1 Month + 3.75%), 09/03/2026(m)	U.S.$	7,549	7,505,396

			18,688,913

50 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.0%
HighTower Holding, LLC 04/21/2028(b)(n)	U.S.$	1,680	$1,677,900

			20,366,813

Utility – 0.2%
Electric – 0.2%
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(m)		6,643	6,619,025
4.750% (LIBOR 3 Month + 3.75%), 11/09/2026(m)		1,270	1,265,703

			7,884,728

Total Bank Loans (cost $332,488,462)			334,004,517

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.7%
Risk Share Floating Rate – 6.1%
Bellemeade Re Ltd. Series 2018-1A, Class B1 4.356% (LIBOR 1 Month + 4.25%), 04/25/2028(a)(l)		230	231,301
Series 2018-1A, Class M2 3.006% (LIBOR 1 Month + 2.90%), 04/25/2028(a)(l)		246	245,913
Series 2019-2A, Class M2 3.206% (LIBOR 1 Month + 3.10%), 04/25/2029(a)(l)		6,000	6,060,536
Series 2019-4A, Class B1 3.956% (LIBOR 1 Month + 3.85%), 10/25/2029(g)(l)		1,607	1,559,904
Series 2020-2A, Class M2 6.106% (LIBOR 1 Month + 6.00%), 08/26/2030(a)(l)		3,250	3,408,740
Connecticut Avenue Securities Trust Series 2018-R07, Class 1B1 4.456% (LIBOR 1 Month + 4.35%), 04/25/2031(a)(l)		2,685	2,786,901
Series 2020-SBT1, Class 1M2 3.756% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(l)		10,079	10,338,163
Series 2020-SBT1, Class 2M2 3.756% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(l)		4,981	5,145,912

abfunds.com	AB HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Eagle Re Ltd. Series 2019-1, Class M2 3.406% (LIBOR 1 Month + 3.30%), 04/25/2029(a)(l)	U.S.$	929	$933,453
Series 2020-1, Class M2 2.106% (LIBOR 1 Month + 2.00%), 01/25/2030(a)(l)		2,785	2,720,425
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.359% (LIBOR 1 Month + 4.25%), 11/25/2023(l)		779	793,255
Series 2014-DN3, Class M3 4.106% (LIBOR 1 Month + 4.00%), 08/25/2024(l)		455	464,158
Series 2015-DN1, Class B 11.606% (LIBOR 1 Month + 11.50%), 01/25/2025(l)		16,505	16,267,617
Series 2015-DNA1, Class B 9.306% (LIBOR 1 Month + 9.20%), 10/25/2027(l)		897	1,039,049
Series 2015-DNA2, Class B 7.656% (LIBOR 1 Month + 7.55%), 12/25/2027(l)		16,067	17,507,313
Series 2015-DNA3, Class B 9.456% (LIBOR 1 Month + 9.35%), 04/25/2028(l)		7,478	8,832,527
Series 2015-HQ2, Class B 8.056% (LIBOR 1 Month + 7.95%), 05/25/2025(l)		289	274,462
Series 2015-HQA1, Class B 8.906% (LIBOR 1 Month + 8.80%), 03/25/2028(l)		12,427	13,682,526
Series 2015-HQA2, Class B 10.606% (LIBOR 1 Month + 10.50%), 05/25/2028(l)		6,963	7,843,041
Series 2016-DNA2, Class B 10.606% (LIBOR 1 Month + 10.50%), 10/25/2028(l)		5,020	5,879,477
Series 2016-DNA3, Class B 11.356% (LIBOR 1 Month + 11.25%), 12/25/2028(l)		4,456	5,255,308
Series 2016-DNA4, Class B 8.706% (LIBOR 1 Month + 8.60%), 03/25/2029(l)		1,821	1,905,882

52 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-HQA1, Class B 12.856% (LIBOR 1 Month + 12.75%), 09/25/2028(l)	U.S.$	2,989	$3,681,979
Series 2016-HQA2, Class B 11.606% (LIBOR 1 Month + 11.50%), 11/25/2028(l)		3,919	4,640,802
Series 2017-DNA1, Class B1 5.056% (LIBOR 1 Month + 4.95%), 07/25/2029(l)		3,134	3,365,220
Series 2017-DNA2, Class B1 5.256% (LIBOR 1 Month + 5.15%), 10/25/2029(l)		8,410	9,156,209
Series 2017-DNA3, Class B1 4.556% (LIBOR 1 Month + 4.45%), 03/25/2030(l)		4,124	4,308,941
Series 2017-HQA1, Class B1 5.106% (LIBOR 1 Month + 5.00%), 08/25/2029(l)		416	448,316
Series 2017-HQA2, Class B1 4.856% (LIBOR 1 Month + 4.75%), 12/25/2029(l)		2,340	2,507,018
Series 2017-HQA3, Class B1 4.556% (LIBOR 1 Month + 4.45%), 04/25/2030(l)		1,245	1,309,100
Series 2018-DNA1, Class B1 3.256% (LIBOR 1 Month + 3.15%), 07/25/2030(l)		1,445	1,447,050
Series 2019-DNA1, Class B1 4.756% (LIBOR 1 Month + 4.65%), 01/25/2049(a)(l)		970	1,007,804
Series 2019-FTR3, Class B2 4.909% (LIBOR 1 Month + 4.80%), 09/25/2047(g)(l)		1,160	1,137,859
Series 2019-HQA2, Class B1 4.206% (LIBOR 1 Month + 4.10%), 04/25/2049(a)(l)		1,078	1,113,631
Series 2019-HQA3, Class B1 3.106% (LIBOR 1 Month + 3.00%), 09/25/2049(a)(l)		1,900	1,917,523
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Trust Series 2018-DNA2, Class B1 3.806% (LIBOR 1 Month + 3.70%), 12/25/2030(a)(l)		1,631	1,681,980
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.506% (LIBOR 1 Month + 4.40%), 01/25/2024(l)		363	369,951

abfunds.com	AB HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C03, Class 2M2 3.006% (LIBOR 1 Month + 2.90%), 07/25/2024(l)	U.S.$	323	$326,163
Series 2015-C01, Class 1M2 4.406% (LIBOR 1 Month + 4.30%), 02/25/2025(l)		3,414	3,495,480
Series 2015-C02, Class 1M2 4.106% (LIBOR 1 Month + 4.00%), 05/25/2025(l)		2,320	2,351,663
Series 2015-C03, Class 1M2 5.106% (LIBOR 1 Month + 5.00%), 07/25/2025(l)		7,756	7,935,661
Series 2016-C01, Class 1B 11.856% (LIBOR 1 Month + 11.75%), 08/25/2028(l)		4,018	4,893,433
Series 2016-C02, Class 1B 12.356% (LIBOR 1 Month + 12.25%), 09/25/2028(l)		2,882	3,579,073
Series 2016-C03, Class 1B 11.856% (LIBOR 1 Month + 11.75%), 10/25/2028(l)		7,099	8,678,558
Series 2016-C03, Class 2B 12.856% (LIBOR 1 Month + 12.75%), 10/25/2028(l)		3,937	4,826,576
Series 2016-C04, Class 1B 10.356% (LIBOR 1 Month + 10.25%), 01/25/2029(l)		13,273	15,563,832
Series 2016-C05, Class 2B 11.244% (LIBOR 1 Month + 10.75%), 01/25/2029(l)		11,999	14,113,196
Series 2016-C06, Class 1B 9.356% (LIBOR 1 Month + 9.25%), 04/25/2029(l)		8,475	9,501,668
Series 2016-C07, Class 2B 9.606% (LIBOR 1 Month + 9.50%), 05/25/2029(l)		10,248	11,691,047
Series 2017-C01, Class 1B1 5.856% (LIBOR 1 Month + 5.75%), 07/25/2029(l)		2,248	2,470,385
Series 2017-C02, Class 2B1 5.606% (LIBOR 1 Month + 5.50%), 09/25/2029(l)		416	452,441
Series 2017-C03, Class 1B1 4.956% (LIBOR 1 Month + 4.85%), 10/25/2029(l)		3,966	4,253,881

54 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C04, Class 2B1 5.156% (LIBOR 1 Month + 5.05%), 11/25/2029(l)	U.S.$	974	$1,061,319
Series 2017-C05, Class 1B1 3.706% (LIBOR 1 Month + 3.60%), 01/25/2030(l)		3,145	3,256,827
Series 2017-C06, Class 1B1 4.256% (LIBOR 1 Month + 4.15%), 02/25/2030(l)		1,702	1,755,756
Series 2017-C06, Class 2B1 4.556% (LIBOR 1 Month + 4.45%), 02/25/2030(l)		272	283,904
Series 2018-C01, Class 1B1 3.656% (LIBOR 1 Month + 3.55%), 07/25/2030(l)		10,247	10,453,231
Series 2018-C05, Class 1B1 4.356% (LIBOR 1 Month + 4.25%), 01/25/2031(l)		7,500	7,686,696
Home Re Ltd. Series 2019-1, Class M2 3.356% (LIBOR 1 Month + 3.25%), 05/25/2029(a)(l)		3,500	3,534,930
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.606% (LIBOR 1 Month + 5.50%), 10/25/2025(g)(l)		4,137	3,908,586
Oaktown Re III Ltd. Series 2019-1A, Class M2 2.656% (LIBOR 1 Month + 2.55%), 07/25/2029(a)(l)		560	562,352
Radnor Re Ltd. Series 2019-1, Class M2 3.306% (LIBOR 1 Month + 3.20%), 02/25/2029(a)(l)		7,096	7,113,539
Series 2020-1, Class B1 3.106% (LIBOR 1 Month + 3.00%), 02/25/2030(g)(l)		488	471,543
Series 2020-1, Class M2B 2.356% (LIBOR 1 Month + 2.25%), 02/25/2030(a)(l)		2,494	2,421,124
Triangle Re Ltd. Series 2020-1, Class M2 5.706% (LIBOR 1 Month + 5.60%), 10/25/2030(a)(l)		1,000	1,034,971
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.356% (LIBOR 1 Month + 5.25%), 11/25/2025(g)(l)		2,576	2,519,389

abfunds.com	AB HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-WF1, Class 2M2 5.606% (LIBOR 1 Month + 5.50%), 11/25/2025(g)(l)	U.S.$	1,483	$1,471,213

			292,937,683

Non-Agency Fixed Rate – 0.5%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		2,442	1,908,674
Series 2006-24CB, Class A16 5.75%, 08/25/2036		467	364,926
Series 2006-26CB, Class A6 6.25%, 09/25/2036		204	142,826
Series 2006-26CB, Class A8 6.25%, 09/25/2036		772	539,724
Series 2006-42, Class 1A6 6.00%, 01/25/2047		995	781,533
Series 2006-HY12, Class A5 3.249%, 08/25/2036		3,192	3,198,616
Series 2006-J1, Class 1A10 5.50%, 02/25/2036		922	839,231
Series 2006-J5, Class 1A1 6.50%, 09/25/2036		782	618,697
Series 2007-15CB, Class A19 5.75%, 07/25/2037		457	373,910
Series 2007-16CB, Class 1A7 6.00%, 08/25/2037		490	467,942
Bear Stearns ARM Trust Series 2007-3, Class 1A1 3.395%, 05/25/2047		532	527,585
Series 2007-4, Class 22A1 3.633%, 06/25/2047		2,093	2,094,801
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 02/25/2037		523	283,499
CHL Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 3.024%, 09/25/2047		555	533,383
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.196%, 03/25/2037		374	373,285
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 03/25/2037		834	837,106
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		959	591,612

56 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

First Horizon Alternative Mortgage Securities Trust Series 2006-AA3, Class A1 2.592%, 06/25/2036	U.S.$	488	$448,867
Series 2006-FA3, Class A9 6.00%, 07/25/2036		798	546,364
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 3.875%, 09/25/2035		1,640	1,450,118
Series 2005-QS14, Class 3A1 6.00%, 09/25/2035		1,186	1,158,819
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 08/25/2036		581	431,882
Series 2007-A1, Class A8 6.00%, 03/25/2037		913	525,465
Series 2007-A5, Class 2A3 6.00%, 05/25/2037		260	213,190
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-9, Class A4 4.497%, 10/25/2036		1,709	692,570
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.861%, 12/28/2037		2,020	2,013,741

			21,958,366

Non-Agency Floating Rate – 0.1%
Alternative Loan Trust Series 2007-7T2, Class A3 0.706% (LIBOR 1 Month + 0.60%), 04/25/2037(l)		2,352	756,859
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 0.706% (LIBOR 1 Month + 0.60%), 08/25/2037(l)		386	172,260
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.356% (LIBOR 1 Month + 0.25%), 04/25/2037(l)		1,105	294,728
Lehman Mortgage Trust Series 2007-1, Class 3A1 0.356% (LIBOR 1 Month + 0.25%), 02/25/2037(l)		2,844	274,403
Series 2007-1, Class 3A2 7.144% (7.25% - LIBOR 1 Month), 02/25/2037(l)(o)		2,844	701,049

abfunds.com	AB HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-16N, Class 2A2 0.956% (LIBOR 1 Month + 0.85%), 09/25/2047(l)	U.S.$	541	$547,754
PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 0.266% (LIBOR 1 Month + 0.16%), 02/25/2037(l)		559	441,218
Series 2007-2, Class 1A3 0.766% (LIBOR 1 Month + 0.66%), 05/25/2037(l)		472	465,578

			3,653,849

Total Collateralized Mortgage Obligations (cost $286,817,003)			318,549,898

GOVERNMENTS - TREASURIES – 5.5%
Colombia – 0.3%
Colombian TES Series B 5.75%, 11/03/2027	COP	67,778,500	17,581,250

Mexico – 0.9%
Mexican Bonos Series M 20 8.50%, 05/31/2029	MXN	555,178	30,474,693
10.00%, 12/05/2024		197,847	11,132,651

			41,607,344

Russia – 0.7%
Russian Federal Bond – OFZ Series 6209 7.60%, 07/20/2022	RUB	254,534	3,463,821
Series 6212 7.05%, 01/19/2028		1,270,000	17,128,768
Series 6217 7.50%, 08/18/2021		955,473	12,792,660

			33,385,249

United States – 3.6%
U.S. Treasury Bonds 6.125%, 11/15/2027(p)(q)	U.S.$	40,330	52,844,903
U.S. Treasury Notes 2.375%, 05/15/2029(p)(q)		90,097	96,403,576
3.125%, 11/15/2028(p)(q)		20,500	23,059,298

			172,307,777

Total Governments - Treasuries (cost $258,708,249)			264,881,620

58 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 5.2%
Industrial – 4.7%
Basic – 2.0%
Braskem America Finance Co. 7.125%, 07/22/2041(a)	U.S.$	7,719	$9,025,441
Braskem Idesa SAPI 7.45%, 11/15/2029(a)		5,151	5,185,769
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		8,224	8,359,696
Consolidated Energy Finance SA 6.875%, 06/15/2025(a)		8,033	8,057,185
CSN Resources SA 7.625%, 02/13/2023-04/17/2026(a)		11,564	12,101,542
Eldorado Gold Corp. 9.50%, 06/01/2024(a)		8,361	9,113,490
First Quantum Minerals Ltd. 6.875%, 10/15/2027(a)		8,370	9,165,947
7.25%, 04/01/2023(a)		7,452	7,561,917
HTA Group Ltd/.Mauritius 7.00%, 12/18/2025(a)		4,000	4,265,741
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(a)		9,827	10,516,733
OCP SA 5.625%, 04/25/2024(a)		3,133	3,400,872
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		6,866	7,556,646
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		1,044	1,027,296

			95,338,275

Capital Goods – 0.3%
Cemex SAB de CV 7.375%, 06/05/2027(a)		1,733	1,958,723
Embraer Netherlands Finance BV 5.40%, 02/01/2027		8,145	8,547,160
6.95%, 01/17/2028(a)		2,712	3,049,015
Klabin Austria Gmbh 7.00%, 04/03/2049(a)		2,182	2,676,175
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		17,592	466,182

			16,697,255

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		1,071	1,083,638
VTR Finance NV 6.375%, 07/15/2028(a)		1,308	1,413,668

			2,497,306

abfunds.com	AB HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.6%
C&W Senior Financing DAC 6.875%, 09/15/2027(a)	U.S.$	5,076	$5,399,890
7.50%, 10/15/2026(a)		333	351,276
Digicel Group Holdings Ltd. 7.00%, 05/17/2021(f)(g)(k)		624	458,700
8.00% (5.00% Cash and 3.00% PIK), 04/01/2025(a)(f)		2,805	2,345,178
10.00% (8.00% Cash and 2.00% PIK), 04/01/2024(f)		7,519	7,350,293
Digicel Holdings Bermuda Ltd./Digicel International Finance Ltd. 8.75%, 05/25/2024(a)		1,816	1,893,441
MTN Mauritius Investments Ltd. 6.50%, 10/13/2026(a)		1,282	1,453,467
Sable International Finance Ltd. 5.75%, 09/07/2027(a)		5,930	6,250,934
VTR Comunicaciones SpA 5.125%, 01/15/2028(a)		1,949	2,039,507

			27,542,686

Consumer Cyclical - Other – 0.5%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)		2,124	2,250,378
5.625%, 07/17/2027(a)		3,599	3,803,059
MGM China Holdings Ltd. 5.25%, 06/18/2025(a)		437	456,206
5.375%, 05/15/2024(a)		2,104	2,164,763
Studio City Finance Ltd. 5.00%, 01/15/2029(a)		2,502	2,552,509
6.00%, 07/15/2025(a)		3,011	3,178,110
6.50%, 01/15/2028(a)		2,224	2,410,260
Wynn Macau Ltd. 5.125%, 12/15/2029(a)		2,333	2,390,596
5.50%, 01/15/2026-10/01/2027(a)		1,925	2,017,519
5.625%, 08/26/2028(a)		2,442	2,564,700

			23,788,100

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(b)(d)(f)(g)		5,376	– 0	–
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(b)(d)(f)(g)		2,769	– 0	–

			– 0	–

Consumer Non-Cyclical – 0.3%
BRF SA 4.875%, 01/24/2030(a)		4,103	4,208,652

60 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Teva Pharmaceutical Finance Netherlands III BV 7.125%, 01/31/2025	U.S.$	5,610	$6,117,656
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(b)(c)(d)(f)(g)(j)		2,425	24,492
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(a)		1,248	1,349,064
USJ Acucar e Alcool SA 9.875%, 11/09/2023(a)(c)(j)		1,866	559,359
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(c)(e)(g)		13,674	134,336
10.875%, 01/13/2020(c)(e)(g)		2,500	850,000
11.75%, 02/09/2022(c)(g)(j)		13,613	67,895

			13,311,454

Energy – 0.9%
AI Candelaria Spain SLU 7.50%, 12/15/2028(a)		3,655	4,198,681
Cosan SA 5.50%, 09/20/2029(a)		2,027	2,159,769
Geopark Ltd. 5.50%, 01/17/2027(a)		463	474,170
Investment Energy Resources Ltd. 6.25%, 04/26/2029(a)		1,321	1,404,884
Kosmos Energy Ltd. 7.50%, 03/01/2028(a)		2,896	2,770,429
Leviathan Bond Ltd. 6.125%, 06/30/2025(a)		2,565	2,811,009
6.50%, 06/30/2027(a)		3,495	3,883,694
Medco Oak Tree Pte Ltd. 7.375%, 05/14/2026(a)		559	606,620
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(a)		3,365	3,560,170
MV24 Capital BV 6.748%, 06/01/2034(a)		3,004	3,176,328
Peru LNG Srl 5.375%, 03/22/2030(a)		7,275	6,066,895
Petrobras Global Finance BV 5.60%, 01/03/2031		7,286	7,855,271
8.75%, 05/23/2026		462	587,502
SEPLAT Petroleum Development Co. PLC 7.75%, 04/01/2026(a)		4,308	4,395,452

			43,950,874

			223,125,950

abfunds.com	AB HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.4%
Electric – 0.4%
AES El Salvador Trust II 6.75%, 03/28/2023(a)	U.S.$	1,220	$1,217,560
AES Gener SA 6.35%, 10/07/2079(a)		2,632	2,789,920
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(a)		9,085	10,445,479
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 05/03/2023(a)		4,813	4,980,853
Terraform Global Operating LLC 6.125%, 03/01/2026(g)		871	894,631

			20,328,443

Financial Institutions – 0.1%
Insurance – 0.1%
Ambac LSNI LLC 6.00% (LIBOR 3 Month + 5.00%), 02/12/2023(a)(l)		79	79,449
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. 7.625% (7.625% Cash or 8.375% PIK), 10/15/2025(a)(f)		2,138	2,287,672

			2,367,121

Other Finance – 0.0%
OEC Finance Ltd. 4.375%, 10/25/2029(a)(f)		281	42,083
5.25%, 12/27/2033(a)(f)		4,765	713,109
7.125%, 12/26/2046(a)(f)		9,352	1,400,760

			2,155,952

			4,523,073

Total Emerging Markets - Corporate Bonds (cost $289,873,943)			247,977,466

COLLATERALIZED LOAN OBLIGATIONS – 2.0%
CLO - Floating Rate – 2.0%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 2.19% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(l)		11,494	11,494,139
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class E 8.078% (LIBOR 3 Month + 7.89%), 01/20/2032(a)(l)		2,391	2,395,456

62 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ballyrock CLO 15 Ltd. Series 2021-1A, Class D 6.386% (LIBOR 3 Month + 6.22%), 04/15/2034(a)(l)	U.S.$	2,000	$1,959,804
Benefit Street Partners Clo XXII Ltd. Series 2020-22A, Class E 7.188% (LIBOR 3 Month + 7.00%), 01/20/2032(a)(l)		312	312,434
Bristol Park CLO Ltd. Series 2016-1A, Class DR 3.134% (LIBOR 3 Month + 2.95%), 04/15/2029(a)(l)		5,000	5,001,845
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 6.49% (LIBOR 3 Month + 6.30%), 07/18/2030(a)(l)		2,424	2,419,541
Dryden CLO Ltd. Series 2018-57A, Class E 5.394% (LIBOR 3 Month + 5.20%), 05/15/2031(a)(l)		1,741	1,651,977
Series 2020-78A, Class C 2.14% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(l)		2,270	2,275,493
Series 2020-78A, Class D 3.19% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(l)		11,286	11,312,007
Elevation CLO Ltd. Series 2020-11A, Class C 2.384% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(l)		3,505	3,408,138
Series 2020-11A, Class D1 4.034% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(l)		5,438	5,414,609
Elmwood CLO VII Ltd. Series 2020-4A, Class E 7.29% (LIBOR 3 Month + 7.10%), 01/17/2034(a)(l)		2,122	2,139,473
Elmwood CLO VIII Ltd. Series 2021-1A, Class E1 6.116% (LIBOR 3 Month + 6.00%), 01/20/2034(a)(l)		1,786	1,785,357
Kayne CLO 4 Ltd. Series 2019-4A, Class E 6.926% (LIBOR 3 Month + 6.75%), 04/25/2032(a)(l)		3,086	3,089,696

abfunds.com	AB HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kayne CLO 7 Ltd. Series 2020-7A, Class C 2.19% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(l)	U.S.$	2,940	$2,948,538
Kayne CLO 10 Ltd. Series 2021-10A, Class E 6.05% (LIBOR 3 Month + 5.85%), 04/23/2034(a)(l)		3,793	3,689,082
Kayne CLO 11 Ltd. Series 2021-11A, Class E 6.43% (LIBOR 3 Month + 6.25%), 04/15/2034(a)(l)		1,545	1,545,061
LCM 28 Ltd. Series 28A, Class D 3.138% (LIBOR 3 Month + 2.95%), 10/20/2030(a)(l)		500	486,544
OCP CLO Ltd. Series 2021-21A, Class E 6.46% (LIBOR 3 Month + 6.28%), 07/20/2034(a)(l)		2,250	2,238,750
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class CR 2.126% (LIBOR 3 Month + 1.95%), 01/24/2033(a)(l)		8,719	8,720,614
Series 2016-1A, Class DR 3.276% (LIBOR 3 Month + 3.10%), 01/24/2033(a)(l)		7,987	7,923,147
OZLM XXII Ltd. Series 2018-22A, Class D 5.49% (LIBOR 3 Month + 5.30%), 01/17/2031(a)(l)		968	886,090
Palmer Square CLO Ltd. Series 2021-1A, Class D 6.19% (LIBOR 3 Month + 6.00%), 04/20/2034(a)(l)		6,063	5,915,486
Rockford Tower CLO 2019-2 Ltd. Series 2019-2A, Class B 2.112% (LIBOR 3 Month + 1.93%), 08/20/2032(a)(l)		2,743	2,744,149
Trimaran Cavu Ltd. Series 2019-1A, Class E 7.228% (LIBOR 3 Month + 7.04%), 07/20/2032(a)(l)		2,469	2,468,582

Total Collateralized Loan Obligations (cost $93,702,362)			94,226,012

64 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.9%
Non-Agency Fixed Rate CMBS – 1.8%
225 Liberty Street Trust Series 2016-225L, Class E 4.804%, 02/10/2036(a)	U.S.$	4,027	$4,173,316
BANK Series 2020-BN25, Class XA 1.00%, 01/15/2063(r)		80,767	5,262,253
Benchmark Mortgage Trust Series 2019-B13, Class XA 1.264%, 08/15/2057(r)		53,992	3,924,823
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.508%, 04/10/2046(r)		6,639	136,610
Series 2020-GC46, Class XA 1.107%, 02/15/2053(r)		68,745	4,864,770
Commercial Mortgage Trust Series 2012-CR3, Class F 4.75%, 10/15/2045(a)		1,000	130,061
Series 2012-CR3, Class XA 2.00%, 10/15/2045(r)		44,158	785,753
Series 2012-CR5, Class XA 1.653%, 12/10/2045(r)		8,610	171,180
Series 2013-LC6, Class XA 1.459%, 01/10/2046(r)		28,620	459,117
Series 2014-CR15, Class XA 1.075%, 02/10/2047(r)		6,861	127,118
Series 2014-CR20, Class XA 1.155%, 11/10/2047(r)		43,103	1,261,170
DBUBS Mortgage Trust Series 2011-LC2A, Class D 5.616%, 07/10/2044(a)		2,500	2,489,742
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.631%, 02/10/2046(r)		3,749	80,293
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.478%, 08/10/2044(a)		7,937	6,587,772
Series 2012-GC6, Class C 5.843%, 01/10/2045(a)		1,177	1,170,662
Series 2013-GC13, Class D 4.22%, 07/10/2046(a)		1,500	995,969
Series 2014-GC18, Class D 5.155%, 01/10/2047(a)		2,261	752,821
Series 2019-GC38, Class XA 1.12%, 02/10/2052(r)		14,550	903,377

abfunds.com	AB HIGH INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-GC39, Class XA 1.291%, 05/10/2052(r)	U.S.$	17,110	$1,157,121
Series 2019-GC42, Class XA 0.935%, 09/01/2052(r)		29,882	1,677,967
JPMCC Commercial Mortgage Securities Trust Series 2017-JP6, Class XA 1.282%, 07/15/2050(r)		31,974	1,497,430
JPMDB Commercial Mortgage Securities Trust Series 2019-COR6, Class XA 1.072%, 11/13/2052(r)		111,793	6,991,919
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class D 5.262%, 06/15/2045(a)		5,000	4,068,862
Series 2012-LC9, Class B 3.812%, 12/15/2047(a)		5,500	5,654,464
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 1.758%, 11/15/2045(a)(r)		24,965	364,331
Series 2014-C19, Class D 3.25%, 12/15/2047(a)		4,130	4,060,165
UBS Commercial Mortgage Trust Series 2019-C16, Class XA 1.723%, 04/15/2052(r)		17,823	1,656,970
Series 2019-C18, Class XA 1.171%, 12/15/2052(r)		94,565	6,256,114
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.746%, 12/10/2045(a)(r)		3,055	49,765
Wells Fargo Commercial Mortgage Trust Series 2020-C55, Class XA 1.44%, 02/15/2053(r)		94,692	8,786,734
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.317%, 06/15/2044(a)		2,576	2,305,402
Series 2012-C7, Class XA 1.452%, 06/15/2045(a)(r)		6,409	46,686
Series 2012-C8, Class E 5.047%, 08/15/2045(a)		6,905	5,482,298
Series 2014-C20, Class D 3.986%, 05/15/2047(a)		3,701	1,647,960

			85,980,995

66 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.1%
DBWF Mortgage Trust Series 2018-GLKS, Class E 3.133% (LIBOR 1 Month + 3.02%), 12/19/2030(a)(l)	U.S.$	4,707	$4,671,815
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 4.865% (LIBOR 1 Month + 4.75%), 05/15/2036(a)(l)		1,702	1,079,751

			5,751,566

Total Commercial Mortgage-Backed Securities (cost $96,474,726)			91,732,561

		Shares
COMMON STOCKS – 1.8%
Consumer Discretionary – 0.4%
Auto Components – 0.3%
ATD New Holdings, Inc.(b)(c)		161,762	5,661,670
Exide Corp.(b)(c)(d)		4,045	9,202,375

			14,864,045

Automobiles – 0.1%
Liberty Tire Recycling LLC(b)(c)(d)		12,278	2,974,305

Hotels, Restaurants & Leisure – 0.0%
Carlson Travel, Inc.(b)		608	151,027

Internet & Direct Marketing Retail – 0.0%
Golo Mobile, Inc.(c)		168,790	10,299

			17,999,676

Financials – 0.3%
Insurance – 0.3%
Mt. Logan Re Ltd.(b)(c)(d)		18,000	17,057,859

Energy – 0.3%
Energy Equipment & Services – 0.0%
Vantage Drilling International(c)		91,167	292,646

Oil, Gas & Consumable Fuels – 0.3%
Battalion Oil Corp.(c)		135	1,620
Berry Corp.		745,325	4,553,936
Bonanza Creek Energy, Inc.(c)		24,592	813,749
CHC Group LLC(c)(s)		2,087,668	43,841
Denbury, Inc.(c)		102,248	5,563,314

abfunds.com	AB HIGH INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Golden Energy Offshore Services AS(c)	3,360,247	$423,866
K201640219 South Africa Ltd. A Shares(b)(c)(d)	64,873,855	65
K201640219 South Africa Ltd. B Shares(b)(c)(d)	10,275,684	10
Paragon Offshore Ltd. – Class A(b)(c)	62,040	6,204
Paragon Offshore Ltd. – Class B(b)(c)	93,060	930,600
SandRidge Energy, Inc.(c)	1,446	5,871
Whiting Petroleum Corp.(c)	48,817	1,956,097

		14,299,173

		14,591,819

Consumer Staples – 0.3%
Food & Staples Retailing – 0.3%
Southeastern Grocers, Inc.(b)(c)(d)	1,095,189	14,511,254

Information Technology – 0.3%
IT Services – 0.2%
Ag Tracker(b)(d)	444,369	– 0	–
Paysafe Ltd.(c)	562,779	7,766,350

		7,766,350

Software – 0.1%
Avaya Holdings Corp.(c)	125,330	3,605,744
Monitronics International, Inc.(c)	257,529	1,934,043

		5,539,787

		13,306,137

Industrials – 0.1%
Building Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(b)(c)(d)	14	– 0	–

Construction & Engineering – 0.1%
Willscot Corp.(c)	109,384	3,201,670

		3,201,670

Communication Services – 0.1%
Media – 0.1%
iHeartMedia, Inc. – Class A(c)	164,799	3,154,253

Materials – 0.0%
Metals & Mining – 0.0%
BIS Industries Holdings Ltd.(b)(c)(d)	5,004,988	5
Neenah Enterprises, Inc.(b)(c)(d)	49,578	– 0	–

		5

Total Common Stocks (cost $133,289,850)		83,822,673

68 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 1.5%
Quasi-Sovereign Bonds – 1.5%
Bahrain – 0.3%
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/2024(a)	U.S.$	2,974	$3,317,497
8.375%, 11/07/2028(a)		7,879	9,170,664

			12,488,161

Indonesia – 0.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)		1,062	1,156,252
5.45%, 05/15/2030(a)		725	831,394

			1,987,646

Mexico – 1.0%
Petroleos Mexicanos 5.95%, 01/28/2031		14,062	13,575,455
6.49%, 01/23/2027		2,418	2,557,035
6.50%, 01/23/2029		1,952	1,981,768
6.75%, 09/21/2047		12,275	10,863,375
6.84%, 01/23/2030		5,550	5,702,625
7.69%, 01/23/2050		14,460	13,917,750

			48,598,008

South Africa – 0.1%
Eskom Holdings SOC Ltd. 6.35%, 08/10/2028(a)		2,540	2,761,456
7.125%, 02/11/2025(a)		1,951	2,043,429

			4,804,885

Trinidad & Tobago – 0.0%
Trinidad Generation UnLtd. 5.25%, 11/04/2027(a)		703	723,738

United Arab Emirates – 0.0%
DP World Crescent Ltd. 3.875%, 07/18/2029(a)		375	399,375
DP World PLC 5.625%, 09/25/2048(a)		1,098	1,330,845

			1,730,220

Venezuela – 0.0%
Petroleos de Venezuela SA 6.00%, 11/15/2026(a)(c)(j)		5,000	218,750

Total Quasi-Sovereigns (cost $62,122,312)			70,551,408

abfunds.com	AB HIGH INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - TREASURIES – 0.9%
Dominican Republic – 0.2%
Dominican Republic International Bond 12.00%, 01/20/2022(a)	DOP	347,740	$6,366,440
15.95%, 06/04/2021(a)		52,700	935,503

			7,301,943

South Africa – 0.7%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030	ZAR	463,404	29,486,892
Series 2032 8.25%, 03/31/2032		90,324	5,466,900

			34,953,792

Total Emerging Markets - Treasuries (cost $39,500,368)			42,255,735

ASSET-BACKED SECURITIES – 0.7%
Other ABS - Fixed Rate – 0.5%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 11.198%, 06/15/2043(g)	U.S.$	595	583,520
Series 2019-24, Class PT 11.846%, 08/15/2044(g)		1,377	1,362,059
Series 2019-36, Class PT 15.236%, 10/17/2044(g)		1,936	1,926,086
Series 2019-43, Class PT 7.486%, 11/15/2044(g)		1,037	1,018,056
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-12, Class PT 16.199%, 06/15/2043(g)		644	636,385
Series 2018-4, Class PT 11.827%, 05/15/2043(g)		554	547,506
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 12.428%, 03/16/2043(g)		127	124,238
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025(b)(d)(g)		2,022	809,102
Series 2016-5, Class R Zero Coupon, 09/25/2028(b)(d)(g)		73	1,341,047
Series 2017-2, Class R Zero Coupon, 02/25/2026(b)(d)(g)		45	1,378,922

70 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-3, Class R Zero Coupon, 05/25/2026(b)(d)(g)	U.S.$	56	$2,366,000
Series 2017-5, Class R1 Zero Coupon, 09/25/2026(b)(d)(g)		80	1,520,000
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027(b)(d)(g)		114	3,391,640
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 05/25/2046(a)		4,573	4,946,520

			21,951,081

Autos - Fixed Rate – 0.1%
Exeter Automobile Receivables Trust Series 2019-2A, Class E 4.68%, 05/15/2026(a)		6,065	6,440,423
Flagship Credit Auto Trust Series 2019-1, Class E 5.06%, 06/15/2026(a)		791	832,414

			7,272,837

Home Equity Loans - Fixed Rate – 0.1%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 6.22%, 09/25/2036		699	313,929
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/2035		1,177	1,188,412
GSAA Home Equity Trust Series 2005-12, Class AF5 6.159%, 09/25/2035		1,049	893,482
Series 2006-10, Class AF3 5.985%, 06/25/2036		1,300	520,805
Series 2006-6, Class AF4 6.121%, 03/25/2036		3,218	1,404,082
Series 2006-6, Class AF5 6.741%, 03/25/2036		2,604	1,135,912

			5,456,622

Home Equity Loans - Floating Rate – 0.0%
Lehman XS Trust Series 2007-6, Class 3A5 4.515%, 05/25/2037		103	103,472

Total Asset-Backed Securities (cost $59,992,184)			34,784,012

abfunds.com	AB HIGH INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

PREFERRED STOCKS – 0.4%
Industrial – 0.3%
Energy – 0.2%
Targa Resources Corp. Series A 9.50%		11,000	$11,579,346

Industrial Conglomerates – 0.1%
WESCO International, Inc. Series A 10.625%		211,900	6,725,706

			18,305,052

Financial Institutions – 0.1%
Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%		95,901	2,550,967

Total Preferred Stocks (cost $19,942,426)			20,856,019

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 0.3%
Colombia – 0.3%
Fideicomiso PA Concesion Ruta al Mar 6.75%, 02/15/2044(a)	COP	14,562,910	3,356,220
Fideicomiso PA Costera 6.25%, 01/15/2034(a)		7,580,000	2,137,571
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035(g)		36,247,335	10,518,889

Total Inflation-Linked Securities (cost $17,972,301)			16,012,680

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.2%
United States – 0.2%
State of California Series 2010 7.60%, 11/01/2040	U.S.$	1,200	2,032,577
7.625%, 03/01/2040		1,250	2,042,956
State of Illinois Series 2010 7.35%, 07/01/2035		4,120	5,190,518

Total Local Governments - US Municipal Bonds (cost $6,610,821)			9,266,051

72 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

WARRANTS – 0.1%
Avaya Holdings Corp., expiring 12/15/2022(c)		385,763	$3,471,867
Battalion Oil Corp., expiring 10/08/2022(b)(c)(d)		815	– 0	–
Battalion Oil Corp., expiring 10/08/2022(b)(c)(d)		652	– 0	–
Battalion Oil Corp., expiring 10/08/2022(b)(c)(d)		1,048	– 0	–
Encore Automotive Acceptance, expiring 07/05/2031(b)(c)(d)		44	– 0	–
Flexpath Capital, Inc., expiring 04/15/2031(b)(c)(d)		189,795	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/04/2022(c)		304,120	1,977
SandRidge Energy, Inc., B-CW22, expiring 10/04/2022(c)		130,889	2,748
Willscot Corp., expiring 11/29/2022(b)(c)(d)		169,364	2,427,850

Total Warrants (cost $3,612,897)			5,904,442

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2099(b)(c) (cost $0)		45,881	47,395

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.0%
Netherlands – 0.0%
SNS Bank NV Series E 11.25%, 12/31/2049(b)(c)(d) (cost $1,373,314)	EUR	1,001	– 0	–

		Shares
SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(t)(u)(v) (cost $55,327,642)		55,327,642	55,327,642

abfunds.com	AB HIGH INCOME FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Time Deposits – 0.5%
BBH Grand Cayman (0.14)%, 05/03/2021	AUD	32	$24,720
0.00%, 05/03/2021	CAD	593	482,286
5.26%, 05/03/2021	ZAR	27,626	1,904,918
Citibank, London (0.78)%, 05/03/2021	EUR	7,923	9,524,932
Royal Bank of Canada, Toronto 0.01%, 05/03/2021		10,545	10,545,465

Total Time Deposits (cost $22,482,321)			22,482,321

Total Short-Term Investments (cost $77,809,963)			77,809,963

Total Investments – 102.1% (cost $4,826,018,450)			4,872,760,263
Other assets less liabilities – (2.1)%			(99,582,197)

Net Assets – 100.0%			$4,773,178,066

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	73	June 2021	$11,479,250	$(245,133)
U.S. T-Note 5 Yr (CBT) Futures	988	June 2021	122,450,250	(1,082,258)
U.S. T-Note 10 Yr (CBT) Futures	983	June 2021	129,786,719	(1,893,141)
U.S. Ultra Bond (CBT) Futures	270	June 2021	50,194,687	(1,044,188)

				$(4,264,720)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	1,734	EUR	1,443	05/27/2021	$1,711
Bank of America, NA	USD	5,880	EUR	4,935	05/27/2021	55,945
Bank of America, NA	USD	15,814	EUR	13,134	05/27/2021	(15,644)
Bank of America, NA	ZAR	557,797	USD	38,037	06/17/2021	(182,311)
BNP Paribas SA	EUR	121,522	USD	145,207	05/27/2021	(959,406)
Brown Brothers Harriman & Co.	EUR	380	USD	446	05/27/2021	(10,681)

74 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	GBP	3,076	USD	4,238	06/17/2021	$(10,001)
Citibank, NA	CAD	7,463	USD	5,962	07/16/2021	(110,706)
Deutsche Bank AG	COP	79,676,679	USD	22,275	05/20/2021	1,064,437
Goldman Sachs Bank USA	RUB	834,560	USD	11,181	05/25/2021	113,341
JPMorgan Chase Bank, NA	COP	79,676,679	USD	22,170	05/20/2021	959,383
Morgan Stanley Capital Services LLC	EUR	4,342	USD	5,169	05/27/2021	(53,088)
Morgan Stanley Capital Services LLC	MXN	897,427	USD	44,395	06/18/2021	322,787
UBS AG	BRL	1,825	USD	318	05/04/2021	(18,150)
UBS AG	USD	338	BRL	1,825	05/04/2021	(1,769)
UBS AG	EUR	2,242	USD	2,703	05/27/2021	6,399

						$1,162,247

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
iTraxx Europe Crossover Series 27, 5 Year Index, 06/20/2022*	(5.00)%	Quarterly	0.90%	EUR	73,087	$(4,655,502)	$(2,768,430)	$(1,887,072)
Sale Contracts
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	5.00	Quarterly	2.67	USD	90,475	9,481,679	4,116,604	5,365,075
CDX-NAHY Series 36, 5 Year Index, 06/20/2026*	5.00	Quarterly	2.87	USD	200,426	20,860,864	18,476,858	2,384,006
Ford Motor Company, 4.346% 12/08/2026, 06/20/2023*	5.00	Quarterly	1.54	USD	4,420	348,331	(278,482)	626,813
iTraxx Europe Crossover Series 27, 5 Year Index, 06/20/2022*	5.00	Quarterly	0.90	EUR	73,088	4,655,559	1,256,100	3,399,459
iTraxx Europe Crossover Series 35, 5 Year Index, 06/20/2026*	5.00	Quarterly	2.49	EUR	74,910	11,221,588	9,498,967	1,722,621

						$41,912,519	$30,301,617	$11,610,902

*	Termination date

abfunds.com	AB HIGH INCOME FUND | 75

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	3,750	$(1,059,437)	$(1,348,206)	$288,769
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	3,028	(1,439,107)	(1,504,967)	65,860
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	1,490	(708,147)	(728,914)	20,767
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	3,714	(1,049,267)	(463,268)	(585,999)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	6,122	(1,729,567)	(748,461)	(981,106)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	8,746	(2,470,891)	(1,065,242)	(1,405,649)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	15,706	(4,437,207)	(1,930,097)	(2,507,110)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	40,000	(11,297,333)	(4,600,180)	(6,697,153)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	247	(69,782)	(29,879)	(39,903)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	547	(259,819)	(78,452)	(181,367)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	1,368	(649,785)	(196,201)	(453,584)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	1,368	(650,355)	(191,353)	(459,002)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	2,735	(1,300,234)	(382,189)	(918,045)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	7,560	(2,135,826)	(908,572)	(1,227,254)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	26,840	(12,752,430)	(4,038,961)	(8,713,469)
International Game Technology, 4.750%, 02/15/2023, 06/20/2022*	5.00	Quarterly	0.72	EUR	1,640	108,825	42,437	66,388
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	2,395	(676,827)	(271,989)	(404,838)

76 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00%	Quarterly	1.21%	USD	1,300	$134,245	$44,181	$90,064
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	1.21	USD	1,440	148,702	76,589	72,113
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	298	(141,629)	(145,591)	3,962
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	298	(141,629)	(145,591)	3,962
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	113,618	(53,983,169)	(25,554,397)	(28,428,772)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	561	(158,445)	(147,623)	(10,822)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	561	(158,539)	(123,051)	(35,488)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,122	(317,077)	(254,256)	(62,821)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,122	(317,077)	(254,256)	(62,821)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,433	(404,846)	(178,020)	(226,826)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	26,762	(7,560,711)	(3,745,967)	(3,814,744)
United States Steel Corp., 6.650%, 06/01/2037, 12/20/2021*	5.00	Quarterly	0.60	USD	4,590	157,637	(47,462)	205,099
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	6,340	(1,791,156)	(783,613)	(1,007,543)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	5,500	(2,613,203)	(2,903,055)	289,852
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	596	(283,259)	(284,985)	1,726

abfunds.com	AB HIGH INCOME FUND | 77

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	12.50%	USD	1,847	$(877,818)	$(833,497)	$(44,321)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	1,009	(479,544)	(432,713)	(46,831)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	1,847	(877,818)	(770,226)	(107,592)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	1,847	(877,818)	(765,720)	(112,098)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	1,847	(877,818)	(761,217)	(116,601)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	1,847	(877,818)	(756,713)	(121,105)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	2,019	(959,563)	(738,085)	(221,478)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	2,019	(959,563)	(733,211)	(226,352)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	2,805	(792,693)	(751,738)	(40,955)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	2,805	(792,225)	(697,110)	(95,115)

						$(118,380,023)	$(60,131,821)	$(58,248,202)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1	3 Month EURIBOR	Maturity	EUR 26,869	06/20/2021	$824,641

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate		Maturity	U.S. $ Value at April 30, 2021
Barclays Capital, Inc.	(0.25	)%*	12/31/2022	$2,013,251
Barclays Capital, Inc.	(0.25	)%*	12/31/2023	2,329,547
Barclays Capital, Inc.	(0.25	)%*	12/31/2023	3,034,559

78 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2021
Barclays Capital, Inc.	0.00%	12/31/2023	$1,554,543
Barclays Capital, Inc.	0.00%	12/31/2023	2,243,595
Barclays Capital, Inc.	0.40%	12/31/2023	10,450,766
Barclays Capital, Inc.	0.40%	12/31/2023	14,949,449
Credit Suisse Securities (USA) LLC†	(0.25)%*	—	6,787,573
Credit Suisse Securities (USA) LLC	0.01%	12/31/2022	351,262

			$43,714,545

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2021.

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous			Up to 30 Days			31-90 Days			Greater than 90 Days		Total
Corporates – Investment Grade	$	– 0	–	$	– 0	–	$	– 0	–	$27,764,728		$27,764,728
Corporates – Non-Investment Grade		– 0	–		– 0	–		– 0	–	9,162,244		9,162,244
Emerging Markets – Sovereigns		6,787,573			– 0	–		– 0	–	– 0	–	6,787,573

Total		$6,787,573		$	– 0	–	$	– 0	–	$36,926,972		$43,714,545

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the aggregate market value of these securities amounted to $2,884,593,252 or 60.4% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

(e)	Defaulted matured security.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2021.

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.87% of net assets as of April 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re Ltd. Series 2019-4A, Class B1 3.956%, 10/25/2029	04/16/2020	$1,091,820	$1,559,904	0.03%
Carlson Travel, Inc. 10.50%, 03/31/2025	08/18/2020	591,538	631,586	0.01%

abfunds.com	AB HIGH INCOME FUND | 79

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 11.198%, 06/15/2043	04/25/2018	$595,558		$583,520		0.01%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-24, Class PT 11.846%, 08/15/2044	06/27/2019	1,342,349		1,362,059		0.03%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-36, Class PT 15.236%, 10/17/2044	09/04/2019	1,920,679		1,926,086		0.04%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 7.486%, 11/15/2044	10/09/2019	1,028,016		1,018,056		0.02%
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-12, Class PT 16.199%, 06/15/2043	06/26/2018	646,268		636,385		0.01%
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-4, Class PT 11.827%, 05/15/2043	03/27/2018	557,371		547,506		0.01%
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 12.428%, 03/16/2043	03/07/2018	127,369		124,238		0.00%
Digicel Group Holdings Ltd. 7.00%, 05/17/2021	11/28/2016	675,079		458,700		0.01%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	06/28/2019	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	04/30/2015	– 0	–	– 0	–	0.00%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2019-FTR3, Class B2 4.909%, 09/25/2047	06/03/2020	930,526		1,137,859		0.02%
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035	03/04/2016	10,712,494		10,518,889		0.22%
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.606%, 10/25/2025	09/18/2015	4,132,180		3,908,586		0.08%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	01/31/2017	5,428,851		– 0	–	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	01/31/2017	2,768,526		– 0	–	0.00%

80 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Liberty Tire Recycling LLC 9.50%, 01/15/2023	01/03/2018	$1,107,044	$1,107,044		0.02%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	05/15/2013	12,955,187	– 0	–	0.00%
Radnor Re Ltd. Series 2020-1, Class B1 3.106%, 02/25/2030	04/15/2020	279,219	471,543		0.01%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025	07/28/2017	1,062,941	809,102		0.02%
SoFi Consumer Loan Program LLC Series 2016-5, Class R Zero Coupon, 09/25/2028	06/23/2017	3,881,020	1,341,047		0.03%
SoFi Consumer Loan Program LLC Series 2017-2, Class R Zero Coupon, 02/25/2026	06/15/2017	3,354,256	1,378,922		0.03%
SoFi Consumer Loan Program LLC Series 2017-3, Class R Zero Coupon, 05/25/2026	05/11/2017	6,200,880	2,366,000		0.05%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 09/25/2026	09/18/2017	8,413,600	1,520,000		0.03%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027	02/01/2018	11,354,951	3,391,640		0.07%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	871,000	894,631		0.02%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019	4,721,019	24,492		0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	10/19/2012 – 02/27/2014	8,550,341	134,336		0.02%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	06/09/2014	2,486,550	850,000		0.02%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	07/26/2012 – 02/05/2014	11,383,331	67,895		0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.356%, 11/25/2025	09/06/2016	2,578,103	2,519,389		0.05%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.606%, 11/25/2025	02/26/2018	1,483,448	1,471,213		0.03%

(h)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

abfunds.com	AB HIGH INCOME FUND | 81

PORTFOLIO OF INVESTMENTS (continued)

(i)	Convertible security.

(j)	Defaulted.

(k)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(l)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2021.

(m)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at April 30, 2021.

(n)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(o)	Inverse interest only security.

(p)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(r)	IO – Interest Only.

(s)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC	03/10/2017	$33,044,260	$43,841	0.00%

(t)	Affiliated investments.

(u)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(v)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

MXN – Mexican Peso

RUB – Russian Ruble

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

See notes to financial statements.

82 | AB HIGH INCOME FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,770,690,808)	$4,817,432,621
Affiliated issuers (cost $55,327,642)	55,327,642
Cash	1,262,269
Cash collateral due from broker	30,232,702
Foreign currencies, at value (cost $8,777,111)	6,864,811
Unaffiliated interest receivable	63,745,330
Receivable for investment securities sold	18,523,481
Receivable for capital stock sold	7,216,451
Unrealized appreciation on forward currency exchange contracts	2,524,003
Unrealized appreciation on total return swaps	824,641
Market value of credit default swaps (net premiums paid $115,745)	549,409
Receivable for variation margin on futures	173,603
Receivable from Affiliates	3,152
Affiliated dividends receivable	778

Total assets	5,004,680,893

Liabilities
Market value of credit default swaps (net premiums received $60,247,566)	118,929,432
Payable for reverse repurchase agreements	43,714,545
Payable for investment securities purchased	38,004,978
Payable for capital stock redeemed	16,471,450
Dividends payable	3,087,603
Advisory fee payable	1,985,796
Unrealized depreciation on forward currency exchange contracts	1,361,756
Cash collateral due to broker	810,000
Distribution fee payable	651,219
Payable for variation margin on centrally cleared swaps	220,020
Transfer Agent fee payable	72,071
Administrative fee payable	26,330
Directors’ fee payable	11,183
Accrued expenses and other liabilities	6,156,444

Total liabilities	231,502,827

Net Assets	$4,773,178,066

Composition of Net Assets
Capital stock, at par	$595,029
Additional paid-in capital	5,243,061,938
Accumulated loss	(470,478,901)

$4,773,178,066

abfunds.com	AB HIGH INCOME FUND | 83

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,158,419,672	144,705,848	$8.01	*

C	$423,721,326	52,312,213	$8.10

Advisor	$2,720,507,503	339,349,285	$8.02

R	$38,442,501	4,799,756	$8.01

K	$44,598,035	5,565,720	$8.01

I	$92,766,873	11,559,520	$8.03

Z	$294,722,156	36,736,487	$8.02

*	The maximum offering price per share for Class A shares was $8.37 which reflects a sales charge of 4.25%.

See notes to financial statements.

84 | AB HIGH INCOME FUND	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2021 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $909,826)	$150,867,086
Dividends
Unaffiliated issuers	1,058,622
Affiliated issuers	7,183	$151,932,891

Expenses
Advisory fee (see Note B)	12,084,183
Distribution fee—Class A	1,466,786
Distribution fee—Class C	2,248,584
Distribution fee—Class R	97,425
Distribution fee—Class K	69,519
Transfer agency—Class A	514,202
Transfer agency—Class C	195,889
Transfer agency—Advisor Class	1,302,318
Transfer agency—Class R	50,661
Transfer agency—Class K	55,615
Transfer agency—Class I	47,129
Transfer agency—Class Z	30,096
Printing	226,766
Custody and accounting	222,456
Registration fees	173,456
Audit and tax	94,482
Directors’ fees	48,226
Administrative	40,458
Legal	37,986
Miscellaneous	108,340

Total expenses before interest expense	19,114,577
Interest expense	31,647

Total expenses	19,146,224
Less: expenses waived and reimbursed by the Adviser (see Note B)	(29,599)

Net expenses		19,116,625

Net investment income		132,816,266

abfunds.com	AB HIGH INCOME FUND | 85

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$100,231,470 (a)
Forward currency exchange contracts	(26,267,895)
Futures	(13,477,188)
Swaps	106,402,856
Foreign currency transactions	(18,767,137)
Net change in unrealized appreciation/depreciation on:
Investments	243,488,708 (b)
Forward currency exchange contracts	(5,181,338)
Futures	(2,723,533)
Swaps	(25,292,550)
Foreign currency denominated assets and liabilities	(12,856)

Net gain on investment and foreign currency transactions	358,400,537

Net Increase in Net Assets from Operations	$491,216,803

(a)	Net of foreign capital gains taxes of $850,790.

(b)	Net of increase in accrued foreign capital gains taxes of $756,089.

See notes to financial statements.

86 | AB HIGH INCOME FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$132,816,266		$286,377,450
Net realized gain (loss) on investment and foreign currency transactions	148,122,106		(244,160,507)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	210,278,431		(72,418,695)
Contributions from Affiliates (see Note B)	– 0	–	5,401

Net increase (decrease) in net assets from operations	491,216,803		(30,196,351)
Distributions to Shareholders
Class A	(36,194,221)		(75,095,657)
Class B	– 0	–	(825)
Class C	(12,008,589)		(30,051,043)
Advisor Class	(95,254,953)		(191,483,973)
Class R	(1,119,384)		(2,712,684)
Class K	(1,680,473)		(5,037,742)
Class I	(3,686,828)		(10,410,617)
Class Z	(9,738,393)		(20,917,585)
Capital Stock Transactions
Net decrease	(781,927,267)		(31,394,997)

Total decrease	(450,393,305)		(397,301,474)
Net Assets
Beginning of period	5,223,571,371		5,620,872,845

End of period	$4,773,178,066		$5,223,571,371

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 87

NOTES TO FINANCIAL STATEMENTS

April 30, 2021

NOTE A

Significant Accounting Policies

AB High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

88 | AB HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most

abfunds.com	AB HIGH INCOME FUND | 89

NOTES TO FINANCIAL STATEMENTS (continued)

foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

90 | AB HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

abfunds.com	AB HIGH INCOME FUND | 91

NOTES TO FINANCIAL STATEMENTS (continued)

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2021:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$2,320,771,767		$2,260,076	#	$2,323,031,843
Emerging Markets – Sovereigns		– 0	–	482,406,045		– 0	–	482,406,045
Corporates – Investment Grade		– 0	–	354,639,923		– 0	–	354,639,923
Bank Loans		– 0	–	280,231,674		53,772,843		334,004,517
Collateralized Mortgage Obligations		– 0	–	318,549,898		– 0	–	318,549,898
Governments – Treasuries		– 0	–	264,881,620		– 0	–	264,881,620
Emerging Markets – Corporate Bonds		– 0	–	247,952,974		24,492	#	247,977,466
Collateralized Loan Obligations		– 0	–	94,226,012		– 0	–	94,226,012
Commercial Mortgage-Backed Securities		– 0	–	91,732,561		– 0	–	91,732,561
Common Stocks		33,327,299		– 0	–	50,495,374	#	83,822,673
Quasi-Sovereigns		– 0	–	70,551,408		– 0	–	70,551,408
Emerging Markets – Treasuries		– 0	–	42,255,735		– 0	–	42,255,735
Asset-Backed Securities		– 0	–	23,977,301		10,806,711		34,784,012
Preferred Stocks		9,276,673		11,579,346		– 0	–	20,856,019
Inflation-Linked Securities		– 0	–	16,012,680		– 0	–	16,012,680
Local Governments – US Municipal Bonds		– 0	–	9,266,051		– 0	–	9,266,051
Warrants		3,476,592		– 0	–	2,427,850	#	5,904,442
Rights		– 0	–	– 0	–	47,395		47,395

92 | AB HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2			Level 3		Total
Governments – Sovereign Bonds	$	– 0	–	$	– 0	–	$0	#	$	– 0	–
Short-Term Investments:
Investment Companies		55,327,642			– 0	–	– 0	–		55,327,642
Time Deposits		– 0	–		22,482,321		– 0	–		22,482,321

Total Investments in Securities		101,408,206			4,651,517,316		119,834,741			4,872,760,263
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts		– 0	–		2,524,003		– 0	–		2,524,003
Centrally Cleared Credit Default Swaps		– 0	–		46,568,021		– 0	–		46,568,021	†
Credit Default Swaps		– 0	–		549,409		– 0	–		549,409
Total Return Swaps		– 0	–		824,641		– 0	–		824,641
Liabilities
Futures		(4,264,720)			– 0	–	– 0	–		(4,264,720	)†
Forward Currency Exchange Contracts		– 0	–		(1,361,756)		– 0	–		(1,361,756)
Centrally Cleared Credit Default Swaps		– 0	–		(4,655,502)		– 0	–		(4,655,502	)†
Credit Default Swaps		– 0	–		(118,929,432)		– 0	–		(118,929,432)
Reverse Repurchase Agreements		(43,714,545)			– 0	–	– 0	–		(43,714,545)

Total		$53,428,941			$4,577,036,700		$119,834,741			$4,750,300,382

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

abfunds.com	AB HIGH INCOME FUND | 93

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Bank Loans			Emerging Markets - Corporate Bonds#		Common Stocks#
Balance as of 10/31/20	$2,209,876			$58,220,720		$72,627		$46,790,997
Accrued discounts/ (premiums)	– 0	–		– 0	–	(58,702)		– 0	–
Realized gain (loss)	9,092			51,232		– 0	–	(5,723,295)
Change in unrealized appreciation/ depreciation	– 0	–		7,424,226		(388,566)		12,299,918
Purchases/Payups	50,200			39,151,699		399,133		18,000,000
Sales/Paydowns	(9,092)			(47,695,516)		– 0	–	(20,451,450)
Transfers into Level 3	– 0	–		12,627,774		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(16,007,292)		– 0	–	(420,796)

Balance as of 4/30/21	$2,260,076			$53,772,843		$24,492		$50,495,374

Net change in unrealized appreciation/depreciation from investments held as of 4/30/21**	$ – 0	–		$5,768,074		$(388,566)		$6,872,451

	Asset- Backed Securities		Preferred Stocks			Warrants#		Rights
Balance as of 10/31/20	$11,596,706			$5,431,939		$954,044		$48,955
Accrued discounts/ (premiums)	232,140			– 0	–	– 0	–	– 0	–
Realized gain (loss)	609,082			(236)		– 0	–	– 0	–
Change in unrealized appreciation/ depreciation	(453,489)			– 0	–	1,473,806		(1,560)
Purchases/Payups	– 0	–		825,870		– 0	–	– 0	–
Sales/Paydowns	(1,177,728)			(6,257,573)		– 0	–	– 0	–
Transfers into Level 3	– 0	–		– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–	– 0	–

Balance as of 4/30/21	$10,806,711		$	– 0	–	$2,427,850		$47,395

Net change in unrealized appreciation/depreciation from investments held as of 4/30/21**	$(453,489)		$	– 0	–	$1,473,806		$(1,560)

94 | AB HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Governments - Sovereign Bonds#			Whole Loan Trusts			Total
Balance as of 10/31/20	$	– 0	–		$330,713		$125,656,577
Accrued discounts/(premiums)		– 0	–		– 0	–	173,438
Realized gain (loss)		– 0	–		(5,908,393)		(10,962,518)
Change in unrealized appreciation/ depreciation		– 0	–		5,789,464		26,143,799
Purchases/Payups		– 0	–		– 0	–	58,426,902
Sales/Paydowns		– 0	–		(211,784)		(75,803,143)
Transfers into Level 3		– 0	–		– 0	–	12,627,774
Transfers out of Level 3		– 0	–		– 0	–	(16,428,088)

Balance as of 4/30/21	$	– 0	–	$	– 0	–	$119,834,741

Net change in unrealized appreciation/depreciation from investments held as of 4/30/21**	$	– 0	–	$	– 0	–	$13,270,716

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at April 30, 2021. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/21			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade		$1,153,032		Recovery Analysis	Collateral Value	$85.10
		$1,107,044		Market Approach	Pending Transaction Price	$100.00
	$	– 0	–	Qualitative Assessment		$0.00

		$2,260,076

abfunds.com	AB HIGH INCOME FUND | 95

NOTES TO FINANCIAL STATEMENTS (continued)

	Fair Value at 4/30/21			Valuation Technique	Unobservable Input	Input

Common Stocks		$17,057,859		Market Approach	NAV Equivalent	$947.66
		$9,202,375		Market Approach	Projected Enterprise Value	$554.5mm to $620.1mm
		$2,974,305		Market Approach	EBITDA* Projection	$67.5mm
					EBITDA* Multiples	9.8X
		$151,027		Market Approach	EBITDA* Projection	$203mm
					EBITDA* Multiples	8.1X
		$5		Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$29,385,571

Warrants.		$2,427,850		Option Pricing Model	Exercise Price	$14.34
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$2,427,850

Governments – Sovereign Bonds	$	– 0	–	Qualitative Assessment		$0.00

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Collateral Value, NAV Equivalent, Projected Enterprise Value, Exercise Price, EBITDA Projection and EBITDA Multiples in isolation would be expected to result in a significantly higher (lower) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against

96 | AB HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

abfunds.com	AB HIGH INCOME FUND | 97

NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2021, the reimbursement for such services amounted to $40,458.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $569,880 for the six months ended April 30, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $24,796 from the sale of Class A shares and received $19,963 and $16,899 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2021.

98 | AB HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2021, such waiver amounted to $29,599.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2021 is as follows:

Fund	Market Value 10/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$22,537	$874,084	$841,293	$55,328	$7

During the year ended October 31, 2020, the Adviser reimbursed the Fund $5,401 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

abfunds.com	AB HIGH INCOME FUND | 99

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $19,528,623, $1,267,420 and $1,376,650 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2021, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,307,643,845		$1,958,595,277
U.S. government securities	– 0	–	114,645,388

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$360,959,347
Gross unrealized depreciation	(363,132,666)

Net unrealized depreciation	$(2,173,319)

100 | AB HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by

abfunds.com	AB HIGH INCOME FUND | 101

NOTES TO FINANCIAL STATEMENTS (continued)

the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the

102 | AB HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended April 30, 2021, the Fund held purchased swaptions for hedging and non-hedging purposes.

abfunds.com	AB HIGH INCOME FUND | 103

NOTES TO FINANCIAL STATEMENTS (continued)

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central

104 | AB HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate

abfunds.com	AB HIGH INCOME FUND | 105

NOTES TO FINANCIAL STATEMENTS (continued)

swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of

106 | AB HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2021, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

abfunds.com	AB HIGH INCOME FUND | 107

NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended April 30, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on futures	$4,264,720	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,524,003		Unrealized depreciation on forward currency exchange contracts	1,361,756

Credit contracts	Market value of credit default swaps	549,409		Market value of credit default swaps	118,929,432

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	13,497,974	*	Receivable/Payable for variation margin on centrally cleared swaps	1,887,072	*

Credit contracts	Unrealized appreciation on total return swaps	824,641

Total		$17,396,027			$126,442,980

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(2,098,103)	$	– 0	–

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(14,657,504)		(2,723,533)

108 | AB HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	$(91,441)	$(262,948)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	(26,267,895)	(5,181,338)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	108,500,959	(25,292,550)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	1,180,316	– 0	–

Total		$66,566,332	$(33,460,369)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2021:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$97,920,113
Average notional amount of sale contracts	$662,938,421

Centrally Cleared Interest Rate Swaps
Average notional amount	$100,011,687	(a)

Credit Default Swaps:
Average notional amount of sale contracts	$330,699,938

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$233,867,988
Average principal amount of sale contracts	$608,048,886

Futures:
Average notional amount of buy contracts	$321,323,994
Average notional amount of sale contracts	$7,218,091	(b)

abfunds.com	AB HIGH INCOME FUND | 109

NOTES TO FINANCIAL STATEMENTS (continued)

Total Return Swaps:
Average notional amount	$31,343,434

Purchased Swaptions:
Average notional amount	$34,899,333	(c)

(a)	Positions were open for three months during the reporting period.

(b)	Positions were open for four months during the reporting period.

(c)	Positions were open for two months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd	$1,711	$	– 0	–	$	– 0	–	$	– 0	–	$1,711
Bank of America, NA.	55,945	(55,945)	– 0	–	– 0	–	– 0	–
Credit Suisse International	108,825	(108,825)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	1,064,437	(676,827)	– 0	–	– 0	–	387,610
Goldman Sachs Bank USA/Goldman Sachs International	1,378,566	(1,378,566)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	959,383	(959,383)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	322,787	(322,787)	– 0	–	– 0	–	– 0	–
UBS AG	6,399	(6,399)	– 0	–	– 0	–	– 0	–

Total	$3,898,053	$(3,508,732)	$	– 0	–	$	– 0	–	$389,321	^

110 | AB HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA.	$197,955	$(55,945)		$	– 0	–	$	– 0	–	$142,010
BNP Paribas SA	959,406	– 0	–		– 0	–		– 0	–	959,406
Brown Brothers Harriman & Co.	20,682	– 0	–		– 0	–		– 0	–	20,682
Citibank, NA./Citigroup Global Markets, Inc	24,301,662	– 0	–		(21,461,990)			(2,832,462)		7,210
Credit Suisse International	17,818,231	(108,825)			(500,000)			(17,209,406)		– 0	–
Deutsche Bank AG	676,827	(676,827)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	63,183,122	(1,378,566)			(3,184,430)			(58,620,126)		– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securties, LLC.	1,791,156	(959,383)			(255,000)			(576,773)		– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	11,322,228	(322,787)			(328,000)			(10,544,090)		127,351
UBS AG	19,919	(6,399)			– 0	–		– 0	–	13,520

Total	$120,291,188	$(3,508,732)			$(25,729,420)			$(89,782,857)		$1,270,179	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

abfunds.com	AB HIGH INCOME FUND | 111

NOTES TO FINANCIAL STATEMENTS (continued)

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2021, the average amount of reverse repurchase agreements outstanding was $32,054,254 and the daily weighted average interest rate was 0.06%. At April 30, 2021, the Fund had reverse repurchase agreements outstanding in the amount of $43,714,545 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2021:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$36,575,710	$(36,575,710)	$	– 0	–
Credit Suisse Securities (USA) LLC	7,138,835	(7,069,376)		69,459

	$43,714,545	$(43,645,086)		$69,459

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from

112 | AB HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of April 30, 2021, the Fund had the following unfunded loan commitment which could be extended at the option of borrower pursuant to the respective loan agreement. The unrealized appreciation on such loan was $18,700.

Borrower	Unfunded Loan Participation Commitment	Funded
Jones DesLauriers Insurance Management, Inc. 2021 Delayed Draw Term Loan (Second Lien)	$604,900	$	– 0	–

As of April 30, 2021, the Fund had no bridge loan commitments outstanding.

During the six months ended April 30, 2021, the Fund received no commitment fees or additional funding fees.

abfunds.com	AB HIGH INCOME FUND | 113

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

Shares	Amount
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020

Class A
Shares sold	9,708,724	32,982,337	$77,201,027	$246,238,865

Shares issued in reinvestment of dividends	2,729,567	6,143,528	21,754,791	46,584,501

Shares converted from Class B	– 0	–	104,386	– 0	–	855,964

Shares converted from Class C	3,870,290	10,303,954	30,806,222	77,721,522

Shares redeemed	(23,475,169)	(59,938,889)	(186,640,295)	(455,510,924)

Net decrease	(7,166,588)	(10,404,684)	$(56,878,255)	$(84,110,072)

Class B
Shares sold	– 0	–	– 0	–	$	– 0	–	$38

Shares issued in reinvestment of dividends	– 0	–	4	– 0	–	– 0	–

Shares converted to Class A	– 0	–	(103,502)	– 0	–	(855,964)

Shares redeemed	– 0	–	– 0	–	– 0	–	(7)

Net decrease	– 0	–	(103,498)	$	– 0	–	$(855,933)

Class C
Shares sold	2,146,453	9,396,426	$17,297,765	$69,982,274

Shares issued in reinvestment of dividends	811,280	2,140,910	6,543,272	16,398,052

Shares converted to Class A	(3,826,168)	(10,182,346)	(30,806,222)	(77,721,522)

Shares redeemed	(6,743,603)	(19,761,700)	(54,270,174)	(150,856,254)

Net decrease	(7,612,038)	(18,406,710)	$(61,235,359)	$(142,197,450)

114 | AB HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020	Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31, 2020
Advisor Class
Shares sold	55,466,798	300,143,915	$440,868,771	$2,185,801,706

Shares issued in reinvestment of dividends	7,000,477	14,949,924	55,860,618	113,488,157

Shares redeemed	(131,453,042)	(269,674,525)	(1,050,269,472)	(2,034,432,046)

Net increase (decrease)	(68,985,767)	45,419,314	$(553,540,083)	$264,857,817

Class R
Shares sold	576,068	1,189,713	$4,566,927	$9,087,432

Shares issued in reinvestment of dividends	139,378	357,257	1,111,135	2,708,506

Shares redeemed	(1,022,996)	(3,428,286)	(8,104,499)	(26,069,265)

Net decrease	(307,550)	(1,881,316)	$(2,426,437)	$(14,273,327)

Class K
Shares sold	698,553	2,586,142	$5,558,731	$19,605,736

Shares issued in reinvestment of dividends	208,820	660,196	1,664,873	5,003,848

Shares redeemed	(4,406,190)	(7,625,157)	(35,164,903)	(58,552,060)

Net decrease	(3,498,817)	(4,378,819)	$(27,941,299)	$(33,942,476)

Class I
Shares sold	1,383,749	7,064,910	$11,029,418	$51,381,403

Shares issued in reinvestment of dividends	438,191	1,332,722	3,498,828	10,094,835

Shares redeemed	(7,712,424)	(11,370,317)	(61,600,265)	(86,202,432)

Net decrease	(5,890,484)	(2,972,685)	$(47,072,019)	$(24,726,194)

Class Z
Shares sold	4,687,080	23,216,834	$37,367,503	$172,593,165

Shares issued in reinvestment of dividends	1,168,829	2,727,864	9,330,668	20,657,731

Shares redeemed	(9,970,461)	(25,389,031)	(79,531,986)	(189,398,258)

Net increase (decrease)	(4,114,552)	555,667	$(32,833,815)	$3,852,638

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or

abfunds.com	AB HIGH INCOME FUND | 115

NOTES TO FINANCIAL STATEMENTS (continued)

other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

116 | AB HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Loan Participations and Assignments Risk—When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid,

abfunds.com	AB HIGH INCOME FUND | 117

NOTES TO FINANCIAL STATEMENTS (continued)

difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative

118 | AB HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	2020		2019
Distributions paid from:
Ordinary income	$335,710,126		$284,002,226

Total taxable distributions paid	335,710,126		284,002,226
Return of Capital	– 0	–	86,057,636

Total distributions paid	$335,710,126		$370,059,862

abfunds.com	AB HIGH INCOME FUND | 119

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(579,769,870	)(a)
Unrealized appreciation/(depreciation)	(194,163,471	)(b)

Total accumulated earnings/(deficit)	$(773,933,341	)(c)

(a)	As of October 31, 2020, the Fund had a net capital loss carryforward of $572,526,632. As of October 31, 2020, the cumulative deferred loss on straddles was $7,243,238.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of partnership investments, and the amortization on callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Fund had a net short-term capital loss carryforward of $243,273,843 and a net long-term capital loss carryforward of $329,252,789, which may be carried forward for an indefinite period.

NOTE I

Subsequent Events

As of April 30, 2021, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares after eight years instead of ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

120 | AB HIGH INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 7.53	$ 8.19	$ 8.14	$ 8.91	$ 8.65	$ 8.50

Income From Investment Operations

Net investment income(a)(b)	.20	.41	.47	.50	.45	.48

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52	(.59)	.11	(.71)	.34	.27

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.72	(.18)	.58	(.21)	.79	.75

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.48)	(.41)	(.49)	(.53)	(.60)

Return of capital	– 0	–	– 0	–	(.12)	(.07)	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.48)	(.53)	(.56)	(.53)	(.60)

Net asset value, end of period	$ 8.01	$ 7.53	$ 8.19	$ 8.14	$ 8.91	$ 8.65

Total Return

Total investment return based on net asset value(d)	9.81%	(2.02	)%^	7.33%	(2.51)%	9.30%	9.41	%*

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,158,420	$1,143,143	$1,329,150	$1,350,517	$1,869,052	$2,061,177

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.85	%(f)	.86%	.87%	.84%	.81%	.84%

Expenses, before waivers/reimbursements(e)†	.85	%(f)	.86%	.88%	.85%	.82%	.85%

Net investment income(b)	5.12	%(f)	5.43%	5.82%	5.86%	5.15%	5.75%

Portfolio turnover rate	26%	54%	49%	35%	51%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.00%	.00%	.00%

See footnote summary on page 128.

abfunds.com	AB HIGH INCOME FUND | 121

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 7.62	$ 8.29	$ 8.24	$ 9.01	$ 8.75	$ 8.60

Income From Investment Operations

Net investment income(a)(b)	.17	.35	.41	.44	.39	.42

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52	(.60)	.10	(.72)	.33	.27

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.69	(.25)	.51	(.28)	.72	.69

Less: Dividends and Distributions

Dividends from net investment income	(.21)	(.42)	(.35)	(.43)	(.46)	(.54)

Return of capital	– 0	–	– 0	–	(.11)	(.06)	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.42)	(.46)	(.49)	(.46)	(.54)

Net asset value, end of period	$ 8.10	$ 7.62	$ 8.29	$ 8.24	$ 9.01	$ 8.75

Total Return

Total investment return based on net asset value(d)	9.28%	(2.86	)%^	6.43%	(3.21)%	8.37%	8.50	%*

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$423,721	$456,375	$649,108	$842,095	$1,139,390	$1,298,312

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.59	%(f)	1.61%	1.62%	1.59%	1.56%	1.58%

Expenses, before waivers/reimbursements(e)†	1.59	%(f)	1.61%	1.62%	1.59%	1.56%	1.58%

Net investment income(b)	4.29	%(f)	4.56%	5.00%	5.04%	4.33%	4.94%

Portfolio turnover rate	26%	54%	49%	35%	51%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.00%	.00%	.00%

See footnote summary on page 128.

122 | AB HIGH INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 7.54	$ 8.20	$ 8.15	$ 8.92	$ 8.66	$ 8.51

Income From Investment Operations

Net investment income(a)(b)	.21	.43	.49	.52	.48	.49

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52	(.59)	.11	(.71)	.33	.28

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.73	(.16)	.60	(.19)	.81	.77

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.50)	(.42)	(.50)	(.55)	(.62)

Return of capital	– 0	–	– 0	–	(.13)	(.08)	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.50)	(.55)	(.58)	(.55)	(.62)

Net asset value, end of period	$ 8.02	$ 7.54	$ 8.20	$ 8.15	$ 8.92	$ 8.66

Total Return

Total investment return based on net asset value(d)	9.93%	(1.77	)%^	7.58%	(2.26)%	9.56%	9.69	%*

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,720,507	$3,077,869	$2,976,343	$3,185,833	$4,351,171	$3,828,042

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.60	%(f)	.61%	.62%	.59%	.56%	.58%

Expenses, before waivers/reimbursements(e)†	.60	%(f)	.61%	.63%	.60%	.57%	.58%

Net investment income(b)	5.35	%(f)	5.57%	6.05%	6.10%	5.38%	5.87%

Portfolio turnover rate	26%	54%	49%	35%	51%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.00%	.00%	.00%

See footnote summary on page 128.

abfunds.com	AB HIGH INCOME FUND | 123

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 7.53	$ 8.19	$ 8.14	$ 8.90	$ 8.64	$ 8.49

Income From Investment Operations

Net investment income(a)(b)	.19	.38	.44	.47	.42	.45

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52	(.59)	.10	(.71)	.33	.27

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.71	(.21)	.54	(.24)	.75	.72

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.45)	(.38)	(.45)	(.49)	(.57)

Return of capital	– 0	–	– 0	–	(.11)	(.07)	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.45)	(.49)	(.52)	(.49)	(.57)

Net asset value, end of period	$ 8.01	$ 7.53	$ 8.19	$ 8.14	$ 8.90	$ 8.64

Total Return

Total investment return based on net asset value(d)	9.58%	(2.49	)%^	6.89%	(2.80	)%^	8.88	%^	9.01	%*

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$38,443	$38,435	$57,226	$69,442	$87,602	$86,059

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.27	%(f)	1.32%	1.28%	1.26%	1.20%	1.22%

Expenses, before waivers/reimbursements(e)†	1.27	%(f)	1.33%	1.28%	1.26%	1.21%	1.22%

Net investment income(b)	4.69	%(f)	4.93%	5.43%	5.47%	4.77%	5.39%

Portfolio turnover rate	26%	54%	49%	35%	51%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.00%	.00%	.00%

See footnote summary on page 128.

124 | AB HIGH INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 7.53	$ 8.19	$ 8.14	$ 8.91	$ 8.65	$ 8.50

Income From Investment Operations

Net investment income(a)(b)	.20	.40	.47	.50	.45	.48

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52	(.59)	.10	(.72)	.33	.27

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.72	(.19)	.57	(.22)	.78	.75

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.47)	(.40)	(.48)	(.52)	(.60)

Return of capital	– 0	–	– 0	–	(.12)	(.07)	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.47)	(.52)	(.55)	(.52)	(.60)

Net asset value, end of period	$ 8.01	$ 7.53	$ 8.19	$ 8.14	$ 8.91	$ 8.65

Total Return

Total investment return based on net asset value(d)	9.74%	(2.15	)%^	7.25%	(2.58)%	9.22%	9.41	%*

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$44,598	$68,253	$110,135	$122,030	$126,399	$106,841

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.96	%(f)	.98%	.94%	.91%	.89%	.85%

Expenses, before waivers/reimbursements(e)†	.96	%(f)	.98%	.94%	.91%	.89%	.85%

Net investment income(b)	4.99	%(f)	5.27%	5.76%	5.83%	5.08%	5.75%

Portfolio turnover rate	26%	54%	49%	35%	51%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.00%	.00%	.00%

See footnote summary on page 128.

abfunds.com	AB HIGH INCOME FUND | 125

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 7.54	$ 8.20	$ 8.15	$ 8.92	$ 8.66	$ 8.51

Income From Investment Operations

Net investment income(a)(b)	.21	.42	.50	.53	.48	.50

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	(.58)	.10	(.72)	.33	.28

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.74	(.16)	.60	(.19)	.81	.78

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.50)	(.42)	(.50)	(.55)	(.63)

Return of capital	– 0	–	– 0	–	(.13)	(.08)	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.50)	(.55)	(.58)	(.55)	(.63)

Net asset value, end of period	$ 8.03	$ 7.54	$ 8.20	$ 8.15	$ 8.92	$ 8.66

Total Return

Total investment return based on net asset value(d)	10.07%	(1.81	)%^	7.61%	(2.23)%	9.60%	9.74	%*

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$92,767	$131,550	$167,518	$192,941	$276,909	$294,693

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.59	%(f)	.64%	.60%	.56%	.52%	.53%

Expenses, before waivers/reimbursements(e)†	.59	%(f)	.64%	.60%	.56%	.53%	.53%

Net investment income(b)	5.35	%(f)	5.57%	6.09%	6.15%	5.43%	6.06%

Portfolio turnover rate	26%	54%	49%	35%	51%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.00%	.00%	.00%

See footnote summary on page 128.

126 | AB HIGH INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2021 (unaudited)	Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 7.54	$ 8.20	$ 8.15	$ 8.92	$ 8.66	$ 8.51

Income From Investment Operations

Net investment income(a)(b)	.22	.43	.50	.54	.49	.50

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52	(.59)	.10	(.73)	.32	.28

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.74	(.16)	.60	(.19)	.81	.78

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.50)	(.42)	(.50)	(.55)	(.63)

Return of capital	– 0	–	– 0	–	(.13)	(.08)	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.50)	(.55)	(.58)	(.55)	(.63)

Net asset value, end of period	$ 8.02	$ 7.54	$ 8.20	$ 8.15	$ 8.92	$ 8.66

Total Return

Total investment return based on net asset value(d)	9.96%	(1.76	)%^	7.68%	(2.18)%	9.62%	9.76	%*

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$294,722	$307,946	$330,538	$359,903	$236,247	$112,852

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.53	%(f)	.59%	.54%	.52%	.50%	.51%

Expenses, before waivers/reimbursements(e)†	.53	%(f)	.59%	.54%	.52%	.50%	.51%

Net investment income(b)	5.42	%(f)	5.66%	6.16%	6.27%	5.47%	6.07%

Portfolio turnover rate	26%	54%	49%	35%	51%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.00%	.00%	.00%

See footnote summary on page 128.

abfunds.com	AB HIGH INCOME FUND | 127

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2021 (unaudited)(f)	Year Ended October 31,
		2020	2019	2018	2017	2016

Class A
Net of waivers/reimbursements	.85%	.86%	.85%	.82%	.81%	.84%
Before waivers/reimbursements	.85%	.86%	.86%	.83%	.82%	.85%
Class C
Net of waivers/reimbursements	1.59%	1.60%	1.60%	1.57%	1.56%	1.58%
Before waivers/reimbursements	1.59%	1.60%	1.60%	1.57%	1.56%	1.58%
Advisor Class
Net of waivers/reimbursements	.60%	.60%	.60%	.57%	.56%	.58%
Before waivers/reimbursements	.60%	.60%	.61%	.58%	.57%	.58%
Class R
Net of waivers/reimbursements	1.27%	1.32%	1.26%	1.24%	1.20%	1.22%
Before waivers/reimbursements	1.27%	1.33%	1.26%	1.24%	1.21%	1.22%
Class K
Net of waivers/reimbursements	.96%	.97%	.92%	.89%	.89%	.85%
Before waivers/reimbursements	.96%	.97%	.92%	.89%	.89%	.85%
Class I
Net of waivers/reimbursements	.59%	.64%	.58%	.54%	.52%	.53%
Before waivers/reimbursements	.59%	.64%	.58%	.54%	.53%	.53%
Class Z
Net of waivers/reimbursements	.53%	.58%	.52%	.50%	.50%	.51%
Before waivers/reimbursements	.53%	.58%	.52%	.50%	.50%	.51%

(f)	Annualized.

*

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2016 by 0.01%.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

128 | AB HIGH INCOME FUND	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Shamaila Khan(2), Vice President Matthew S. Sheridan(2), Vice President Fahd Malik(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global High Income Investment Team. Messrs. Distenfeld, Sheridan and Malik and Ms. Khan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB HIGH INCOME FUND | 129

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

130 | AB HIGH INCOME FUND	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB HIGH INCOME FUND | 131

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

132 | AB HIGH INCOME FUND	abfunds.com

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB HIGH INCOME FUND | 133

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2020. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this

134 | AB HIGH INCOME FUND	abfunds.com

purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB HIGH INCOME FUND | 135

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were above the last breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of economies of scale. The directors also informed the Adviser that they would continue to monitor the Fund’s asset levels and consider whether additional breakpoints should be imposed in the future if circumstances warranted doing so.

136 | AB HIGH INCOME FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

abfunds.com	AB HIGH INCOME FUND | 137

NOTES

138 | AB HIGH INCOME FUND	abfunds.com

NOTES

abfunds.com	AB HIGH INCOME FUND | 139

NOTES

140 | AB HIGH INCOME FUND	abfunds.com

AB HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HI-0152-0421

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB High Income Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 25, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 25, 2021